As filed with the Securities and Exchange Commission on October 2, 1995 File Nos. 33-78264, 811-8490


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 4


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 6


                         Excelsior Institutional Trust
               (Exact Name of Registrant as Specified in Charter)

                6 St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-423-0800

                                 Thomas M. Lenz
                6 St. James Avenue, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                         Copy To: Roger P. Joseph, Esq.
     Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box)


[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         The Registrant has previously registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 (for the fiscal year ending May 31, 1995) on July 30, 1995.

         St. James Portfolios has also executed this Registration Statement.

UST205.EDG

EXCELSIOR INSTITUTIONAL TRUST
CROSS-REFERENCE SHEET
(As Required by Rule 495)


PART A ITEM NUMBER:  Prospectus Headings.

1.       COVER PAGE:  Cover Page.

2.       SYNOPSIS:  Summary of Expenses.

3.       CONDENSED FINANCIAL INFORMATION: Financial Highlights.

4. GENERAL DESCRIPTION OF REGISTRANT: Cover Page; Investment Objectives and Policies; Special Information Concerning Hub and Spoke(R) Structure.

5.       MANAGEMENT OF THE FUND:  Management of the Trust and Portfolio Series.

5A.      MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:  Not applicable.

6. CAPITAL STOCK AND OTHER SECURITIES: Cover Page; Pricing of Shares; How to Purchase, Exchange and Redeem Shares; Tax Matters; Management of the Trust and Portfolio Series; Dividends and Capital Gains Distributions; Description of Shares, Voting Rights and Liabilities.

7. PURCHASE OF SECURITIES BEING OFFERED: How to Purchase, Exchange and Redeem Shares; Investor Programs.

8. REDEMPTION OR REPURCHASE: How to Purchase, Exchange and Redeem Shares; Investor Programs.

9.       PENDING LEGAL PROCEEDINGS:  Not applicable.

PART B ITEM NUMBER:  Statement of Additional Information Headings.

10.      COVER PAGE:  Cover Page.

11.      TABLE OF CONTENTS:  Table of Contents.

12.      GENERAL INFORMATION AND HISTORY:  Not applicable.

13. INVESTMENT OBJECTIVES AND POLICIES: Investment Objectives, Policies and Restrictions.

14.      MANAGEMENT OF THE FUND:  Management of the Trust and Portfolio Series.

15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES: Management of the Trust and Portfolio Series.

16. INVESTMENT ADVISORY AND OTHER SERVICES: Management of the Trust and Portfolio Series; see Prospectus -- "Management of the Trust and Portfolio Series".

17. BROKERAGE ALLOCATION AND OTHER PRACTICES: Investment Objectives, Policies and Restrictions.

18. CAPITAL STOCK AND OTHER SECURITIES: Excelsior Institutional Trust; Taxation; Description of the Trust; Fund Shares; see Prospectus -- "Management of the Trust and Portfolio Series" and "Description of Shares, Voting Rights and Liabilities".

19.      PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED:
Determination of Net Asset Value; Valuation of Securities; Additional Purchase, Exchange and Redemption Information.

20.      TAX STATUS:  Taxation; see Prospectus -- "Tax Matters".

21. UNDERWRITERS: Management of the Trust and Portfolio Series; see Prospectus -- "Management of the Trust and Portfolio Series".

22.      CALCULATION OF PERFORMANCE DATA:  Performance Information.

23.      FINANCIAL STATEMENTS:  Financial Statements.

PART C

         Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

EXPLANATORY NOTE



         This Post-Effective Amendment No. 4 (the "Amendment") to the Registrant's registration statement on Form N-1A (the "Registration Statement") is being filed with respect to Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund (collectively, the "Funds"), each a series of the Registrant. The Amendment is being filed in order to include updated financial information and other disclosure in (i) the Statement of Additional Information and (ii) the prospectus which describe the Funds.

                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                         EXCELSIOR INSTITUTIONAL TRUST
                               6 ST. JAMES AVENUE
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 423-0800
       For initial purchase and existing account information, call (800)
                                    909-1989

                      (From overseas, call (617) 557-1755)
         For current prices and yield information, call (800) 861-3430


--------------------------------------------------------------------------------

         This Prospectus describes ten mutual funds offered to institutional investors by Excelsior Institutional Trust (the "Trust"), an open-end diversified management investment company. The mutual funds, Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust.

         This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (617) 423-0800. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        PROSPECTUS DATED OCTOBER 2, 1995

         Each Fund has its own investment objective, as follows:

         The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation.

         The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity.

         The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity.

         The investment objective of EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND (the "Equity Index Fund") is to provide investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index emphasizing large capitalization equity securities.

         The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the "Bond Index Fund") is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed securities.

         The investment objective of EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND (the "Small Cap Fund") is to provide a high total return from a diversified portfolio of equity securities of small capitalization companies.

         The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Balanced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.

         The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the "Equity Growth Fund") is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends.

         The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND (the "Value Equity Income Fund") is to provide capital appreciation and a high level of current income by investing principally in a diversified portfolio of securities selected for their potential to generate current income or long-term growth of capital.

         The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.


         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE TRUST SEEKS TO ACHIEVE EACH FUND'S INVESTMENT OBJECTIVE BY INVESTING ALL OF THAT FUND'S INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OR SERIES OF ST. JAMES PORTFOLIOS (THE "PORTFOLIO SERIES"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY (EACH SUCH SERIES IS REFERRED TO HEREIN AS A "PORTFOLIO"; COLLECTIVELY, THE "PORTFOLIOS"). EACH PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS ITS CORRESPONDING FUND. THE FUNDS INVEST IN THE PORTFOLIOS THROUGH SIGNATURE FINANCIAL GROUP, INC.'S INVESTMENT FUND STRUCTURE KNOWN AS HUB AND SPOKE(R) . HUB AND SPOKE(R) EMPLOYS A TWO-TIER MASTER/FEEDER FUND STRUCTURE AND IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE "SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE" ON PAGE [__].


         United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Portfolios corresponding to the Funds listed below. U.S. Trust Pacific has delegated the daily management of the security holdings of the Portfolios for the following Funds to the investment managers named below, acting as subadvisers.

Equity Index Fund, Bond Index
Fund and Small Cap Fund .................  United States Trust Company of New
                                             York ("U.S. Trust")

Balanced Fund............................  Becker Capital Management, Inc.

Equity Growth Fund.......................  Luther King Capital Management

Value Equity Income Fund.................  Spare, Kaplan, Bischel & Associates

International Equity Fund................  Harding, Loevner Management, L.P.




         U.S. Trust is the investment adviser for the Portfolios corresponding to the Equity Fund, Income Fund and Total Return
Bond Fund. U.S. Trust Pacific, U.S. Trust and the subadvisers are referred to collectively as the "investment managers".


         For more information on the investment advisers and subadvisers of the Portfolios, please refer below to the section entitled "Management of the Trust and Portfolio Series - Investment Managers". Signature Financial Services, Inc. ("SFSI") is the servicing and fund accounting agent of the Funds and the Portfolios.

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES


         The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Funds, and the aggregate annual operating expenses for the Funds and their corresponding Portfolios, as a percentage of average net assets of the Funds, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund.


         The table illustrates that investors in the Funds incur no shareholder transaction expenses imposed by the Trust, although in connection with purchases and redemptions of shares of the Funds, some institutional investors ("Shareholder Organizations") may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in a Fund are subject to the operating expenses set forth below for each Fund and its corresponding Portfolio, as a percentage of the average daily net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which that Fund would incur if the Trust retained the services of an investment adviser and the assets of that Fund were invested directly in the type of securities being held by its corresponding Portfolio. Expenses of the Funds and Portfolios are discussed below under "Management of the Trust and Portfolio Series".


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed onPurchases........................................  None
Sales Load Imposed on Reinvested Dividends............................  None
Deferred Sales Load...................................................  None
Redemption Fees.......................................................  None
Exchange Fees.........................................................  None


EXPENSE TABLE
ANNUAL OPERATING EXPENSES

                                                                                         TOTAL
                                                                                         RETURN        EQUITY         BOND
                                                          EQUITY         INCOME          BOND          INDEX          INDEX
                                                          FUND           FUND            FUND          FUND           FUND

Advisory Fees (after waiver)............................   *               *               *             *              *
12b-1 Fees..............................................   None           None            None          None           None
Other Expenses

     Administrative Fees ...............................   0.07%         0.07%            0.07%         0.07%          0.07%
     Shareholder Servicing Fees (after waiver)..........      0%            0%               0%            0%             0%
     Other Operating Expenses (after waivers and
     reimbursement).....................................   0.05%         0.05%            0.05%         0.05%          0.05%
                                                           -----         -----            -----         -----          -----
Total Operating Expenses (after waivers and
reimbursements).........................................   0.12%         0.12%            0.12%         0.12%          0.12%
                                                           =====         =====            =====         =====          =====

                                                                                              Value      Inter-
                                                        Small                     Equity      Equity     national
                                                        Cap           Balanced    Growth      Income     Equity
                                                        FUND          FUND        FUND        FUND       FUND
                                                        --------      ------      ------      ------     ----

Advisory Fees (after waiver) ...........................  *             *           *           *          *
12b-1 Fees .............................................  None          None        None        None       None
Other Expenses

      Administrative Fees ..............................   0.07%       0.07%       0.07%       0.07%    0.07%
      Shareholder Servicing Fees (after waiver) ........      0%          0%          0%          0%       0%
      Other Operating Expenses (after waivers and
      reimbursement) ...................................   0.05%       0.05%       0.05%       0.05%    0.18%
                                                           ------      ------      ------      ------   ------
Total Operating Expenses (after waivers and
reimbursements) ........................................   0.12%       0.12%       0.12%       0.12%    0.25%
                                                         ========      ======      ======      ======   ======


EXAMPLE

         Investors would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                                    1 YEAR       3 YEARS      5 YEARS       10 YEARS
                                                                    ------       -------      -------       --------

Equity Fund, Income Fund, Total
   Return Bond Fund, Equity Index
   Fund, Bond Index Fund, Small Cap
   Fund, Balanced Fund, Equity Growth
   Fund and Value Equity Income Fund..........................        $1            $4           $7           $15
International Equity Fund.......................................      $3            $8          $14           $32

-----------------------

* Each investment adviser has agreed to waive all investment advisory fees. While no Portfolio pays any fee to its investment adviser, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accordingly, the examples do not reflect an amount for fees paid directly to U.S. Trust Pacific by an institutional investor or its customers.


         THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION

OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table and example reflect voluntary undertakings (i) by U.S. Trust, U.S. Trust Pacific and the shareholder servicing agents to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for certain administrative fees and other expenses. After giving effect to such waivers and reimbursements, the aggregate operating expenses (including amortization of organizational expenses but exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of each Fund and its corresponding Portfolio will be as shown above. Without such waivers and reimbursements, (a) the advisory fees paid would equal (x) 0.65% of the average daily net assets of the Portfolios for the Equity, Income, Total Return Bond, Small Cap, Balanced, Equity Growth and Value Equity Income Funds, (y) 0.25% of the average daily net assets of the Portfolios for the Equity Index and Bond Index Funds, and (z) 1.00% of the average daily net assets of the Portfolio for the International Equity Fund; (b) the shareholder servicing fees would equal 0.25% of the average daily net assets of each Fund ;
(c) other expenses would equal the following percentages of the average daily net assets of the Funds: Equity Fund - 1.70%, Income Fund - 0.68%, Total Return Bond Fund - 0.96%, Equity Index Fund - 0.74%, Bond Index Fund - 0.66%, Small Cap Fund - 1.05%, Balanced Fund - 0.35%, Equity Growth Fund - 0.39%, Value Equity Income Fund - 0.78%, and International Equity Fund - 2.00%; and (d) aggregate total operating expenses would equal the following percentages of the average daily net assets of the Funds: Equity Fund - 2.67%, Income Fund -1.65%, Total Return Bond Fund - 1.93%, Equity Index Fund - 1.31%, Bond Index Fund - 1.23%, Small Cap Fund - 2.02%, Balanced Fund - 1.32%, Equity Growth Fund - 1.36%, Value Equity Income Fund - 1.75%, and International Equity Fund - 3.32%. For more information with respect to the expenses of each of the Funds and its corresponding Portfolio, see "Management of the Trust and Portfolio Series". Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

FINANCIAL HIGHLIGHTS

         The following selected data for a share outstanding for the indicated periods has been audited by Ernst & Young LLP. The Trust's Annual Report, which includes the independent auditors' report and is incorporated by reference into the Statement of Additional Information, includes a discussion of those factors, strategies and techniques that materially affected its performance during the period of the report, as well as certain related information. A copy of the Trust's Annual Report will be made available without charge upon request.


                                                                                             Total Return  Equity     Bond
                                                                         Equity    Income       Bond       Index     Index
                                                                          Fund      Fund        Fund       Fund      Fund
                                                                        --------- --------- ------------ --------- ---------

Net Asset Value, Beginning of Period..................................   $  7.00   $  7.00      $  7.00   $  7.00   $  7.00
                                                                        --------- --------- ------------ --------- ---------
Investment Operations:
Net investment income.................................................     0.05      0.19         0.18      0.26      0.46
Net realized and unrealized gain from Portfolio Series................      0.70      0.33         0.47      1.18      0.28
                                                                       --------- --------- ------------ --------- ---------
Total from Investment Operations......................................      0.75      0.52         0.65      1.44      0.74
                                                                       --------- --------- ------------ --------- ---------
Distributions:
From net investment income............................................    (0.02)    (0.19)       (0.18)    (0.13)    (0.46)
In excess of net investment income....................................      -         -          -           -         -
From net realized gains...............................................      -         -          -          (0.04)    (0.02)
                                                                       --------- --------- ------------ --------- ---------
Net Asset Value, End of Period........................................   $  7.73   $  7.33      $  7.47   $  8.27   $  7.26
                                                                       ========= ========= ============ ========= =========
Total Return (b)(e)...................................................    10.80%     7.51%        9.40%    20.96%    11.03%
Ratios and Supplemental Data:
Ratios to Average Net Assets
Expenses (c)(d).......................................................     0.12%     0.12%        0.12%     0.12%     0.12%
Net Investment Income (c).............................................     2.44%     7.17%        7.09%     2.84%     7.33%
Net Assets at end of Period (000's omitted)...........................   $15,409   $33,230      $24,913   $13,107   $15,565
---------------------------------------------------------------------------------------------------------------------------
(a) Commencement of operations:                                         01/16/95  01/16/95     01/19/95  07/11/94  07/11/94
(b) Not annualized
(c) Annualized
(d) Reflects the Fund's proportionate share of its corresponding Portfolio's expenses as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by agents of the Trust. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets from commencement of operations to May 31, 1995 would have been as follows:
Expenses...............................................................    2.67%     1.65%        1.93%     1.31%     1.23%
Net Investment Income (Loss)...........................................   (0.12%)    5.65%        5.28%     1.65%     6.22%
(e) Each investment adviser has agreed to waive all investment advisory fees. While no
Portfolio pays any fee to its adviser, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specific percentage of average net assets.

                                                                                                 Value
                                                              Small                    Equity    Equity       International
                                                              Capitalization Balanced  Growth    Income       Equity
                                                              Fund           Fund      Fund      Fund         Fund
                                                              -------------- --------- --------- ------------ -------------

Net Asset Value, Beginning of Period.........................       $  7.00   $  7.00   $  7.00      $  7.00        $  7.00
                                                              -------------- --------- --------- ------------ -------------
Investment Operations:
Net investment income........................................          0.11      0.35      0.08         0.34           0.08
Net realized and unrealized gain from Portfolio Series.......          0.66      0.64      0.85         0.97           0.80
                                                              -------------- --------- --------- ------------ -------------
Total from Investment Operations.............................          0.77      0.99      0.93         1.31           0.88
                                                              -------------- --------- --------- ------------ -------------
Distributions:
From net investment income...................................         (0.06)    (0.26)    (0.06)       (0.26)       -
In excess of net investment income...........................        -           -         -           -            -
From net realized gains......................................         (0.01)    (0.03)     -           (0.06)       -
                                                              -------------- --------- --------- ------------ -------------
Net Asset Value, End of Period...............................       $  7.70   $  7.70   $  7.87      $  7.99        $  7.88
                                                              ============== ========= ========= ============ =============
Total Return (b)(e)..........................................        11.10%    14.59%    13.38%       19.32%         12.57%
Ratios and Supplemental Data:
Ratios to Average Net Assets
Expenses (c)(d)..............................................         0.12%     0.12%     0.12%        0.12%          0.25%
Net Investment Income (c)....................................         1.59%     5.55%     1.27%        5.03%          3.47%
Net Assets at end of Period (000's omitted)..................       $13,329   $74,478   $52,347      $17,483        $ 8,804
---------------------------------------------------------------------------------------------------------------------------
(a) Commencement of operations:                                    07/11/94  07/11/94  07/11/94     07/11/94       01/24/95
(b) Not annualized
(c) Annualized
(d) Reflects the Fund's proportionate share of its corresponding Portfolio's expenses as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by agents of the Trust. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets from commencement of operations to May 31, 1995 would have been as follows:
Expenses.....................................................         2.02%     1.32%     1.36%        1.75%          3.32%
Net Investment Income (Loss).................................        (0.31%)    4.35%     0.03%        3.40%          0.40%
(e) Each investment adviser has agreed to waive all investment advisory fees.
While no Portfolio pays any fee to its adviser, each institutional investor enters into an asset management services agreement with U. S. Trust
Pacific and agrees to pay annual fees calculated as a specific percentage of average net assets.

                                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

         Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to institutional investors. The Trust seeks to achieve the investment objective of each of the Funds by investing all investable assets of that Fund in its corresponding Portfolio, which has the same investment objective and policies as that Fund.

         Unless otherwise stated, all of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental", i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Likewise, the approval of a Fund and other investors in its corresponding Portfolio is not required to change that Portfolio's investment objective or any of the Portfolio's investment policies and strategies. Any changes in a Fund's or a Portfolio's investment objective, policies or strategies could result in the Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in such Fund.

INVESTMENT OBJECTIVES

         The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Equity Portfolio, a diversified open-end investment company with the same investment objective and policies as the Equity Fund. Equity Portfolio seeks to achieve its investment objective by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities.

         The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Income Portfolio, a diversified open-end investment company with the same investment objective and policies as the Income Fund. Income Portfolio seeks to achieve its investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

         The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Total Return Bond Portfolio, a diversified open-end investment company with the same investment objective and policies as the Total Return Bond Fund. Total Return Bond Portfolio seeks to achieve its investment objective by investing principally in a broad range of investment grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments. In selecting investment opportunities, Total Return Bond Portfolio will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase power.


         The investment objective of EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND (the "Equity Index Fund") is to provide investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index1 (the "S&P 500 Index"), an index emphasizing large capitalization stocks. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Equity Market Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Equity Index Fund. Equity Market Portfolio seeks to achieve its investment objective by replicating the yield and total return of the equity securities composing the S&P 500 Index. The S&P 500 is a broad-based index of the common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States.


         The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the "Bond Index Fund") is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed securities, each with maturities greater than one year. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Bond Market Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Bond Index Fund. Bond Market Portfolio seeks to achieve its investment objective by replicating the yield and total return of the Aggregate Bond Index through a statistically selected sample of fixed income securities. The Aggregate Bond Index is a broad market-weighted index of U.S. investment grade fixed income securities.

         The investment objective of EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND (the "Small Cap Fund") is to provide a high total return from a diversified portfolio of equity securities of small capitalization companies. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Small Cap Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Small Cap Fund. Small Cap Portfolio seeks to achieve its investment objective by investing in equity securities from the Russell 2000 Index. The Portfolio invests in index securities whose risk characteristics and industry group representation are similar to the universe of securities in the Russell 2000 Index; however, the Portfolio's security holdings, taken together, will have a lower aggregate price/earnings ratio than index securities generally. The Russell 2000 Index is a broad index of equity securities of U.S. companies with common stock market capitalizations below $600 million.

         The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Balanced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income
--------
1 "Standard & Poor's(R)", "S&P(R)", and "Standard & Poor's 500(R)" are trademarks of Standard & Poor's Corporation.

                                                        6

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securities. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Balanced Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Balanced Fund. Balanced Portfolio seeks to achieve this investment objective by investing in equity and fixed income securities, as described more fully below.

         The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the "Equity Growth Fund") is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Equity Growth Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Equity Growth Fund. Equity Growth Portfolio seeks to achieve this investment objective by investing primarily in the common stocks of medium and large capitalization companies which, in the opinion of its subadviser, will present an opportunity for significant increases in earnings and/or value, without consideration for current income.


         The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND (the "Value Equity Income Fund") is to provide capital appreciation and a high level of current income by investing principally in a diversified portfolio of equity securities selected for their potential to generate current income or long-term growth of capital. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Value Equity Income Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Value Equity Income Fund. Value Equity Income Portfolio seeks to achieve this investment objective by investing primarily in equity securities which produce a current dividend yield which generally exceeds the published composite yield of the securities comprising the S&P 500. The published composite yield of the S&P 500 was 2.45% for the calendar quarter ended June 30, 1995.


         The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in International Equity Portfolio, a diversified open-end investment company with the same investment objective and policies as the International Equity Fund. International Equity Portfolio seeks to achieve its investment objective by investing primarily in foreign equity securities of issuers that the subadviser believes to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advantages.

         Since the investment policies and strategies of each Fund are the same as those of its corresponding Portfolio, the following is a discussion of the various investment policies and strategies employed by each Portfolio. Additional information about the investment policies and strategies of each Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objective of any Fund or its corresponding Portfolio will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

         U.S. Trust, the adviser for the Equity, Income and Total Return Bond Portfolios, and the subadviser for the Equity Market, Bond Market, and Small Cap Portfolios, was founded in 1853, and offers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.

         EQUITY PORTFOLIO

         INVESTMENT PHILOSOPHY. In managing investments for the Equity Portfolio, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worthwhile investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

         Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Equity Portfolio is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

         STRATEGIES. In order to translate its investment philosophy into more specific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

         U.S. Trust's "PROBLEM/OPPORTUNITY STRATEGY" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from complex problems such as the changing demographics and aging of the U.S. population or the need to enhance industrial productivity. U.S. Trust's second strategy is a "TRANSACTION VALUE" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "EARLY LIFE CYCLE" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new products or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.


                                                        7

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         THEMES. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.

         INCOME PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

         INVESTMENT PHILOSOPHY. Generally, investors in fixed income securities are best served in the long term by seeking to maximize total return. However, some investors need to balance preservation of purchase power against the need for current income.

         As a result, the Trust is offering both objectives to investors. In the Total Return Bond Portfolio, U.S. Trust will employ a total return strategy that balances yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Income Portfolio will seek to provide investors with maximum current income commensurate with the credit quality of the Portfolio and moderate risk of capital.

         EQUITY MARKET PORTFOLIO AND BOND MARKET PORTFOLIO

         INVESTMENT PHILOSOPHY. The Equity Market Portfolio and Bond Market Portfolio (collectively, the "Index Portfolios") are not managed pursuant to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Index Portfolios, utilizing a passive or indexing investment approach, will attempt to duplicate the investment performance of their respective indexes.

         The Bond Market Portfolio seeks to duplicate the investment performance of the Aggregate Bond Index through statistical sampling procedures, that is, the Portfolio will invest in a selected group - not the entire universe - of securities in its corresponding index. This group of securities, when taken together, is expected to perform similarly to the index as a whole. This sampling technique is expected to enable the Bond Market Portfolio to track the price movements and performance of its index, while minimizing brokerage, custodial and accounting costs.

         The Equity Market Portfolio seeks to replicate the investment results of the S&P 500 Index by holding all 500 stocks included in the index in approximately the same proportions as they are represented in the S&P 500 Index. This indexing technique is known as complete replication. The Equity Market Portfolio will generally select index stocks by reference to their weighting in the index, starting with the stocks that are most heavily weighted. Thus, the Portfolio intends that the percentage of its assets invested in each index stock will approximate the weighting of that stock in the S&P 500 Index. The Portfolio may, however, be unable fully to implement the strategy outlined above when its assets total less than $25 million. At such times, the Portfolio may attempt to approximate the performance of the index by utilizing a sampling approach.


         The Trust expects that there will be a close correlation between a Portfolio's performance and that of its index in both rising and falling markets. Each Index Portfolio will attempt to maximize the correlation between its performance and that of its corresponding index. Over the long term, the investment managers of the Index Portfolios seek a correlation of 0.95 or better. In the event that a correlation of 0.95 or better is not achieved, the Board of Trustees of the Portfolio Series will review with the investment managers methods for increasing such correlation, such as through adjustments in securities holdings of an Index Portfolio. A correlation of 1.0 would indicate a perfect correlation, which would be achieved when a Portfolio's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in an index. The investment managers of the Index Portfolios monitor the correlation between the performance of each Index Portfolio and its corresponding index on a regular basis. Factors such as the size of a Portfolio's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of a Portfolio, and changes in the securities markets and the indexes themselves, are expected to account for any differences between each Index Portfolio's performance and that of its corresponding index.


INVESTMENT POLICIES

         EQUITY PORTFOLIO seeks to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities. U.S. Trust uses the investment philosophy, strategies and themes discussed above to identify such investment values and to diversify the Portfolio's investments over a variety of industries and types of companies.



         Under normal market and economic conditions, the Portfolio will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of the Portfolio's total assets may be invested in other securities and instruments including, E.G., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Portfolio may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "Bond Market Portfolio - U.S. Government and Agency Securities" and "Additional Investment Strategies and Techniques; Risk Factors - Short Term Instruments" below, and the Statement of Additional Information.

         In managing the Portfolio, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

         Portfolio holdings will include common stocks of companies having capitalizations of varying amounts, and the Portfolio will invest in the securities of high growth, small companies where U.S. Trust expects earnings and the price of the

                                                        8

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securities to grow at an above-average rate. See "Small Cap Portfolio" below for a description of certain risks associated with the securities of small companies. Certain securities owned by the Portfolio may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets", or may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the net asset value of the Portfolio, and the Portfolio may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

         Equity Portfolio may invest in the securities of foreign issuers directly, or indirectly through sponsored and unsponsored American Depository Receipts. See "Additional Investment Strategies and Techniques; Risk Factors" below for further information on foreign investments.

         Because of the risks associated with common stock investments, the Equity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Equity Fund a complete investment program.

         INCOME PORTFOLIO seeks as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. Income Portfolio will implement this objective by lengthening the average maturity of its holdings and purchasing higher-yielding (but relatively stable) corporate bonds and government securities. The Portfolio invests principally in a broad range of investment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments. See "Total Return Bond Portfolio" below for a description of these securities and a discussion of certain investment policies of Income Portfolio.



         TOTAL RETURN BOND PORTFOLIO seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. In selecting investment opportunities, Total Return Bond Portfolio will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase power. Total Return Bond Portfolio invests principally in a broad range of investment-grade income securities, including bonds, notes , debentures and preferred stock, as well as money market instruments.


         The Income and the Total Return Bond Portfolios may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Income and the Total Return Bond Portfolios are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations exempt from Federal income tax and issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Bonds").

         The purchase of Municipal Bonds may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The two principal classifications of Municipal Bonds which may be held by the Income and the Total Return Bond Portfolios are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Portfolios are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The Income and the Total Return Bond Portfolios may also purchase "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. Subject to the quality and diversification requirements specified below, there is no limitation on the amount of moral obligation securities that may be held by the Income and the Total Return Bond Portfolios. U.S. Trust will consider investments in Municipal Bonds for the Income and the Total Return Bond Portfolios when U.S. Trust believes that the total return on such securities is attractive relative to that of taxable securities.

         Under normal market conditions, at least 75% of the Income and the Total Return Bond Portfolios' total assets will be invested in investment-grade debt obligations rated within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (or in unrated obligations considered to be of investment grade by U.S. Trust) and in U.S. Government obligations and money market instruments of the types listed at "Bond Market Portfolio - U.S. Government and Agency Securities" and "Additional Investment Strategies and Techniques; Risk Factors - Short Term Instruments" below. When, in the opinion of a Portfolio, a defensive investment posture is warranted, each of these Portfolios may invest temporarily and without limitation in high quality, short-term money market instruments.

         Unrated securities will be considered of investment grade if deemed to be comparable in quality to instruments so rated, as determined pursuant to procedures established by the Board of Trustees of St. James Portfolios (the "Portfolio Series"). With respect to securities rated Baa by Moody's or BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these rankings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the

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case with higher grade bonds. See the Appendix to the Statement of Additional
Information for a more detailed explanation of these ratings.

         The Income and the Total Return Bond Portfolios may invest up to 25% of their respective total assets in (a) obligations rated below the four highest ratings of S&P or Moody's with no minimum rating required, (b) preferred stocks, and (c) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. See "Additional Investment Strategies and Techniques; Risk Factors" below for further information on these investments. The Income and the Total Return Bond Portfolios will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         Each of the Income Fund and the Total Return Bond Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, these Funds may be inappropriate for investors who have short-term objectives. Investors should not consider the Funds a complete investment program.

         EQUITY MARKET PORTFOLIO invests at least 80% of its assets in a portfolio of equity securities consisting of all 500 common stocks in the S&P 500 Index of large capitalization common stocks. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will match the investment characteristics of the index. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's Corporation ("S&P Corporation") believes the stock to be an attractive investment.



         S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, in the following proportions: 400 industrials, 60 transportation and utility companies, and 40 financial services companies. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price), with the 51 largest stocks currently composing 50% of the index's value. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of June 30, 1995, the five largest companies in the Index were: General Electric (2.39%), Exxon Corporation (2.19%), American Telephone & Telegraph (2.52%), Coca-Cola (2.02%), and Royal Dutch Petroleum (1.63%). As of the same date, the largest industry categories were: international oil companies (6.8%), telephone companies (4.9%), electric power companies (3.8%), diversified health care companies (3.8%), and major regional banks (3.6%). The investment managers of the Portfolio believe that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by S&P Corporation and is based on such factors as the market capitalization and trading activity of each stock and its representation of a particular industry group, and may be changed from time to time.

         The Equity Index Fund and the Equity Market Portfolio are not sponsored, endorsed, sold or promoted by S&P Corporation. S&P Corporation makes no representation or warranty, express or implied, to investors in the Equity Index Fund and the Equity Market Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P Corporation's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P Corporation and of the S&P 500 Index which is determined, composed and calculated by S&P Corporation without regard to the Trust, the Equity Index Fund or the Equity Market Portfolio. S&P Corporation has no obligation to take the needs of the Trust or the investors in the Equity Index Fund and the Equity Market Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Corporation is not responsible for and has not participated in the determination of the net asset value of shares of the Equity Index Fund or the timing of the issuance or sale of shares of the Fund.

         S&P CORPORATION DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P CORPORATION SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P CORPORATION MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR INVESTORS IN THE EQUITY INDEX FUND AND THE EQUITY MARKET PORTFOLIO OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P CORPORATION MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA
INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P CORPORATION HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         Because of the risks associated with common stock investments, the Equity Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Equity Index Fund a complete investment program.

         BOND MARKET PORTFOLIO invests at least 80% of its assets in a portfolio of securities consisting of a representative selection of fixed income securities included in the Lehman Brothers Aggregate Bond Index. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities that match the yield and total return of the index.

         LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of United States investment grade fixed income securities with maturities greater than one year: U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of

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each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million for U.S. Government and agency issues and $50 million for all other securities issuers (this limit was raised to $100 million for all issuers at the end of 1994); and investment grade quality, rated a minimum of Baa by Moody's or BBB by S&P. The Bond Market Portfolio is managed without regard to tax ramifications. As of June 30, 1995, the following classes of fixed income securities represented the stated proportions of the total market value of the Aggregate Bond Index:


U.S. Treasury and government agency securities......................... 54%
Corporate bonds........................................................ 17%
Mortgage-backed securities............................................. 28%
Asset-backed securities................................................  1%
Option-adjusted duration:                                        4.6 years

         The Aggregate Bond Index is composed of the following kinds of securities: public obligations of the U.S. Government; publicly issued debt of U.S. Government agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; fixed rate nonconvertible dollar- denominated corporate debt; 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
(FNMA); and asset-backed pass-through securities representing pools of credit card receivables and auto or home equity loans.

         U.S. GOVERNMENT AND AGENCY SECURITIES. The Bond Market Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal National Mortgage Association are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; other securities, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Bond Index Fund and Bond Market Portfolio, and their respective net asset values and yields, are not guaranteed by the U.S. Government or any federal agency or instrumentality. For additional information on U.S. Government securities, see the Statement of Additional Information.

         The Bond Market Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, the Bond Market Portfolio may hold more short-term corporate bonds (and fewer short U.S. Treasury bonds) than represented in the Aggregate Bond Index so as to increase income.

         CORPORATE BONDS. The Bond Market Portfolio may purchase debt securities of United States corporations only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Portfolio to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

         Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Bond Market Portfolio to invest the proceeds at generally lower interest rates. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Bond Market Portfolio, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Bond Market Portfolio would decline.

         MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Market Portfolio may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Bond Market Portfolio's selection criteria (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as GNMA, FNMA, and FHLMC. Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

         As a result of its investments in Mortgage Securities, the mortgage-backed securities in the Bond Market Portfolio may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Bond Market Portfolio will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Bond Market Portfolio derives from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

         Because the Bond Market Portfolio will seek to represent all major sectors of the investment grade fixed income securities market, the Bond Index Fund may be a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Bond Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, the Fund may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Fund a complete investment program.

         SMALL CAP PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of small capitalization companies. Total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio will invest at least 65% of its total assets in equity securities consisting of a selection of the stocks included in the Russell 2000 Index of small capitalization stocks. The Portfolio intends to remain fully invested, to the extent practicable, in securities with risk characteristics and industry group representation similar to the securities in the Russell 2000 Index, but it is anticipated that the Portfolio's securities, taken together, would have a lower aggregate price/earnings ratio than index securities generally. To reduce the risk associated with investments in individual securities, the Portfolio's investments will be spread over a range of industries and issuers as opposed to being concentrated in a few individual securities. Stocks of small capitalization issuers generally have greater illiquidity and price volatility than stocks of larger capitalization issuers.


         The Russell 2000 Index consists of the smallest 2,000 companies from the Russell 3000 Index (a portfolio of 3,000 securities of U.S. companies representing approximately 98% of the U.S. equity market). Only common stocks issued by corporations domiciled in the United States and its territories are eligible for inclusion in the Russell 2000 Index. As of June 30, 1995, the market capitalization of stocks in the index ranged in size from $28 million (smallest company) to $1.07 billion (largest company).


         The Portfolio invests in common stocks and other equity securities, such as preferred stocks, rights and warrants. Because the Portfolio invests in equity securities of small capitalization issuers, its price volatility may be greater than if the Portfolio invested exclusively in equity securities of issuers which have larger market capitalizations. Generally, equity securities of small capitalization companies have historically been characterized by greater volatility of returns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. The greater price volatility of equity securities of small capitalization issuers may result from the fact that there may be less market liquidity, less publicly available information or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions.

         The Small Cap Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an investor's particular investment needs and ability to tolerate risk, it may be used to supplement and diversify an investment portfolio. Because of the risks associated with investments in equity securities of small capitalization companies, the Small Cap Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Small Cap Fund a complete investment program.

         BALANCED PORTFOLIO seeks to provide a high total return from a diversified portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio seeks to provide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Portfolio attempts to achieve this return by investing in equity and fixed income instruments, as described below.

         The Balanced Fund is designed for investors who wish to invest for long term objectives. The Balanced Fund may be appropriate for investors who seek to attain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for investors who want professional investment managers to decide how their investments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

         The relative emphasis placed upon each asset class will vary based upon the subadviser's assessment of their current attractiveness on a risk-adjusted basis. The precise allocation will depend upon numerous factors, including the Portfolio investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Portfolio are always invested in fixed income senior securities including debt securities and preferred stock. The subadviser may allocate the Portfolio's investments between these asset classes in a manner they believe consistent with the Portfolio's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally attractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

         The subadviser intends to manage the Portfolio actively in pursuit of its investment objective. While the Portfolio has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See "Tax

Matters" below.

         EQUITY INVESTMENTS. For the equity portion of the Portfolio, the subadviser seeks to achieve a high total return through fundamental analysis, systematic stock valuation and disciplined portfolio construction. The Portfolio's equity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Portfolio's equity investments may also include preferred stock, warrants and similar rights. The Portfolio may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Portfolio are primarily companies included in the Russell 2500 Index. The Russell 2500 Index consists of the smallest 2,500 companies from the Russell 3000 Index. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of investments in small companies, see "Small Cap Portfolio" above.

         FIXED INCOME INVESTMENTS. For the fixed income portion of the Portfolio, the subadviser seeks to provide a high total return by actively managing the duration of the Portfolio's fixed income securities, the allocation of securities across market sectors, and the selection of securities within sectors. Based on fundamental, economic and capital markets research, the subadviser adjusts the duration of the Portfolio's fixed income investments in light of market conditions. The subadviser also actively allocates the Portfolio's fixed income investments among the broad sectors of the fixed income market.


         Duration is a measure of the weighted average time until receipt of the payments expected to be generated by the fixed income securities held in the Portfolio, and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market conditions, the duration of the fixed income portion of the Portfolio will range between 80% and 120% of the Lehman Brothers Government/Corporate Bond Index, which as of June 30, 1995, was approximately 5.1 years. The maturities of the individual fixed income securities in the Portfolio may vary widely, however.


         The Portfolio may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

         The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest- bearing debt securities with the same maturity. For more information on mortgage securities and associated risks, see "Bond Market Portfolio - Mortgage Pass-Throughs and Collateralized Mortgage Obligations" above.

         The Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a description of these securities, see "Bond Market Portfolio - U.S. Government and Agency Securities" above and the Statement of Additional Information. The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive total return potential excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities denominated, in all cases, in U.S. dollars. See "Additional Investment Strategies and Techniques; Risk Factors" below for further information on foreign investments.

         EQUITY GROWTH PORTFOLIO seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. Equity Growth Portfolio seeks to achieve this investment objective by investing primarily in the common stocks of medium and large capitalization U.S. companies (i.e., companies with stock market capitalizations of more than $1 billion) which, in the opinion of the subadviser, will present an opportunity for significant increases in earnings and/or value. Current dividend income is incidental to the Equity Growth Portfolio's investment objective of increasing the value of a shareholder's investment. Investments will be selected based on their potential for above-average growth in earnings and dividends, with no consideration given to current income.

         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks. The remainder of the Portfolio's assets will be invested in other types of securities including convertible and nonconvertible bonds, warrants and short-term obligations, preferred stocks, debt securities, and repurchase agreements collateralized by these securities. The Portfolio may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for an explanation of these ratings. The Portfolio may invest without limitation in high quality money market instruments if deemed appropriate by the subadviser for temporary defensive purposes. See "Short-Term Instruments" below. While the Portfolio may invest in foreign securities, it currently has no intention of purchasing foreign securities other than American Depository Receipts. See "Investment Strategies and Techniques; Risk Factors - Foreign Investments" below and "Foreign Securities - Equity Portfolios" in the Statement of Additional Information. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

         The subadviser intends to manage the Portfolio actively in pursuit of its investment objective. While the Portfolio has a long-term investment perspective, it may take advantage of any short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

         The Equity Growth Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an investor's particular investment needs and ability to tolerate risk, it may be used to supplement and diversify an investment portfolio. Securities which offer above-average potential for growth in earnings and dividends may also involve greater volatility of market value. Investors should not consider the Fund a complete investment program.

         VALUE EQUITY INCOME PORTFOLIO seeks to provide capital appreciation and a high level of current income by investing principally in a diversified portfolio of equity securities selected for their potential to generate current income or long-term growth of capital. Over the long term, the Portfolio will seek to maintain its dividend and interest income levels close to those of the S&P 500 Index. In making portfolio selections, the subadviser follows a value philosophy: to invest in companies with sound fundamentals the securities of which are trading at low price-to-earnings ratios. In addition, the subadviser follows an equity income philosophy: to invest principally in common stocks that provide high current income and a low level of volatility relative to the market while seeking to obtain long-term growth of capital. To implement the Portfolio's investment objective, the subadviser will attempt to (a) build a diversified portfolio with significantly lower-than-market volatility that achieves superior return over time, (b) maintain consistent portfolio characteristics, and (c) provide protection over a falling market cycle.



         EQUITY INVESTMENTS. The Portfolio will invest primarily in equity securities which produce a current dividend yield which generally exceeds the published composite yield of the securities comprising the S&P 500 Index. The published composite yield of the S&P 500 Index was 2.45% for the calendar quarter ended June 30, 1995. The S&P 500 Index is a broad-based index of 500 companies listed on the New York Stock Exchange. The Portfolio invests primarily in preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. Provided such securities meet the requirements set forth below for fixed income investments, the Portfolio may also invest in securities convertible into common or preferred stocks. The Portfolio allocates its investments among different industries and companies, seeking to invest in growing, financially stable and undervalued companies.

         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in income producing equity securities. The remainder of the Fund's assets may be invested in short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other debt securities of various maturities, and repurchase agreements collateralized by these securities. The Portfolio may invest without limitation *in high quality money market instruments if deemed appropriate by the subadviser for temporary defensive purposes. See "Short-Term Instruments" below. While the Portfolio may invest in foreign securities, it currently has no intention of purchasing foreign securities other than American Depository Receipts. See "Investment Strategies and Techniques; Risk Factors - Foreign Investments" below and "Foreign Securities - Equity Portfolios" in the Statement of Additional Information.


         FIXED INCOME INVESTMENTS. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. For a more detailed description of these securities, see "Balanced Portfolio - Fixed Income Investments" above. The Portfolio may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

         U.S. GOVERNMENT AND AGENCY SECURITIES. The Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a description of these securities, see "Bond Market Portfolio - U.S. Government and Agency Securities" above and "U.S. Government and Agency Securities" in the Statement of Additional Information.

         MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Value Equity Income Portfolio may purchase mortgage-related securities such as mortgage pass-throughs, collateralized mortgage obligations, and mortgage derivatives that meet the Portfolio's selection criteria. For a description of these securities and associated risks, see "Bond Market Portfolio - Mortgage Pass-Throughs and Collateralized Mortgage Obligations" above.

         The subadviser intends to manage the Portfolio actively in pursuit of its investment objective. While the Portfolio has a long-term investment perspective, it may take advantage of any short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

         The Value Equity Income Fund may be appropriate for investors seeking a fund with greater potential for capital appreciation than an income fund and less price volatility than a growth fund. Investors should not consider the Fund a complete investment program.

         INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. The Portfolio ordinarily will invest primarily in foreign equity securities of issuers that the subadviser believes to have strong balance sheets, sustainable internal growth, superior financial returns, capable and forthright management, and enduring competitive advantages.

         When evaluating foreign securities, the subadviser will seek to identify superior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute returns. The subadviser's investment criteria therefore include both growth and value considerations. Growth stocks are those that the subadviser believes have the potential for above-average growth in earnings. Value stocks are those that the investment subadviser believes are undervalued by the market based on the investment managers' assessment of the company's current value and future earnings prospects.

         In determining investment strategy and allocating investments, the subadviser will continuously analyze a broad range of international equity securities. Country and sector portfolio weightings are expected to reflect the results of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation process. The Portfolio generally will sell securities if the subadviser believes that such securities have become substantially overvalued relative to alternative investments or if the subadviser believes that there is an unfavorable change in the issuer's long-term business forecast.

         The Portfolio's investments generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distributions, the Portfolio normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The subadviser expects that the Portfolio's assets ordinarily will be invested in securities of issuers located in the Pacific Basin (E.G., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Portfolio also may invest, from time to time, in other regions, seeking to capitalize on investment opportunities emerging in other parts of the world. In purchasing foreign equity securities, the Portfolio will look generally to large and small companies in mature foreign markets as well as well-established companies in emerging markets. Under unusual economic and market conditions, the Portfolio may restrict the securities markets in which its assets are invested.

         Under normal market and economic conditions, at least 75% of the Portfolio's assets will be invested in foreign equity securities. For cash management purposes, the Portfolio may invest up to 25% of its assets on a continuous basis in cash or short term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other debt securities of various maturities, and repurchase agreements collateralized by these securities. The Portfolio also may invest without limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the subadviser for temporary defensive purposes in response to unusual market and economic conditions. See "Short-Term Instruments" below. To the extent described below under "Additional Investment Strategies and Techniques; Risk Factors," the Portfolio also may purchase shares of other investment companies and may engage in other investment practices, including repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

         Foreign equity securities purchased by the Portfolio may include common stock, preferred stock, securities convertible into common or preferred stock, and warrants issued by companies domiciled outside of the United States ("foreign issuers"), and shares of U.S registered investment companies that invest primarily in foreign securities. The Portfolio may purchase when-issued securities otherwise eligible for purchase by the Portfolio and may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities of foreign issuers.

         Convertible debt securities purchased by the Portfolio will be rated investment grade by Moody's or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Portfolio will be deemed to be comparable in quality to securities rated investment grade pursuant to procedures established by the Board of Trustees of the Portfolio Series. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

         The Portfolio may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most portfolio transactions will be effected in the primary trading market for the given security. The Portfolio also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce dividends or interest income, and the Portfolio can look only to price appreciation for a return on such investments.

         The relative performance of foreign currencies is an important element in the Portfolio's performance. Although the subadviser does not expect to hedge foreign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging techniques that may be employed by the subadviser are described below in "Additional Investment Strategies and Techniques; Risk Factors: Foreign Currency and Exchange Transactions." Although such techniques may reduce the risk of loss to the Portfolio from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

         The Portfolio is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those associated with investments in the United States, the Portfolio should be considered only as a vehicle for international diversification and not a complete investment program. Before investing in the Portfolio, investors should be familiar with the risks associated with foreign investments. These risks are discussed below under "Additional Investment Strategies and Techniques; Risk Factors."

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

         The Equity, Income, Total Return Bond, Small Cap, Balanced, Equity Growth, Value Equity Income and International Equity Portfolios (collectively, the "Managed Portfolios"), and the Equity Market and Bond Market Portfolios (collectively, the "Index Portfolios"), may utilize the following investment strategies and techniques, as described below.



         SAMPLING AND TRADING IN THE INDEX PORTFOLIOS. The Bond Market Portfolio does not expect to hold all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of securities, selecting one or two issues to represent entire classes or types of securities in the index. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the index.


         To reduce transaction costs, the Index Portfolios' securities holdings will not be automatically traded or re-balanced to reflect changes in an index. The Index Portfolios will seek to buy round lots of stocks and may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in a Portfolio relative to its index weighing or result in its continued ownership by a Portfolio after its deletion from the index, thereby reducing the correlation between the Portfolio and the index. The Index Portfolios are not required to buy or sell securities solely because the percentage of their assets invested in index securities changes when their market values increase or decrease. In addition, the Index Portfolios may omit or remove index securities from their portfolios if the investment managers believe the security to be insufficiently liquid or believe the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Over the long term, the investment managers of the Index Portfolios seek a correlation of 0.95 or better. See "U.S. Trust's Investment Philosophy and Strategies - Equity Market Portfolio and Bond Market Portfolio" above.

         INVESTMENTS BELOW INVESTMENT GRADE. As discussed above, investments by the Income and the Total Return Bond Portfolios in obligations rated below the four highest ratings of S&P and Moody's (commonly called "junk bonds") have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of the Income and Total Return Bond Funds' Shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Portfolios' net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby a Portfolio may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a

Portfolio's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

         Debt obligations rated "BB", "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating. The rating "C" is applied to debt subordinated to a senior debt which is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt obligations rated "D" are in default, and payments of interest and/or repayment of principal are in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classification scheme for non-investment grade debt obligations. Debt obligations rated "Ba", "B", "Caa", "Ca" and "C" provide questionable protection of interest and principal. The rating "Ba" indicates that a debt obligation has some speculative characteristics. The rating "B" indicates a general lack of characteristics of desirable investment. Debt obligations rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly speculative. "C" represents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" reflects a mid-range ranking; and the modifier "3" indicates that the security ranks at the lower end of its generic rating category. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

         CONVERTIBLE SECURITIES. The Managed Portfolios may invest in investment grade convertible securities of domestic and foreign issuers, although in the current fiscal year the Small Cap Portfolio has no intention to invest in convertible securities of foreign issuers. See "Value Equity Income Portfolio - Fixed Income Investments" for an explanation of investment grade ratings of debt securities, including convertible securities. The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the Portfolio may incur a loss.

         In addition, the Income and the Total Return Bond Portfolios may acquire "stand-by commitments" with respect to Municipal Bonds held by them. Under a stand-by commitment, a dealer agrees to purchase at a Portfolio's option specified Municipal Bonds at a specified price. The Portfolios will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for speculative purposes. Stand-by commitments acquired by a Portfolio will be valued at zero in determining the Portfolio's net asset value.

         REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Portfolio Series. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Portfolio may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

         INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Portfolio may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securities of issuers located in one foreign country. In addition to the advisory fees and other expenses a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicated. Securities of other investment companies may be acquired by the Portfolios to the extent permitted under the 1940 Act, that is, a Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by any Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company.

         FOREIGN INVESTMENTS. In accordance with their respective investment objectives and policies, the Equity, Balanced, Equity Growth and Value Equity Income Portfolios may invest, and the International Equity Portfolio will invest, in common stocks of foreign corporations, and each of such Portfolios and the Income and Total Return Bond Portfolios may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Other than the International Equity Portfolio, which will invest under normal market and economic conditions at least 75% of its total assets in foreign securities, none of the Portfolios expects to invest more than 30% (25% in the case of the Income and Total Return Bond Portfolios) of their respective total assets at the time of purchase in securities of foreign issuers.

         All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or subsidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Overall, there may be limited publicly available information with respect to foreign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available information may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

         Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by credits or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

         Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         While the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

         The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         The Portfolios may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such institutions issue ADRs which may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Portfolios. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Equity, Income, Total Return Bond, Balanced, Equity Growth and Value Equity Income Portfolios may buy and sell, and the International Equity Portfolio will buy and sell, securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, these Portfolios may enter from time to time into foreign currency exchange transactions. The Portfolios will either enter into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Portfolios will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolios may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolios may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if its respective subadviser expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         FUTURES CONTRACTS AND OPTIONS. Each Portfolio may purchase put and call options on securities, indices of securities and futures contracts. The Portfolios may also purchase and sell futures contracts. Futures contracts on securities and securities indices will be used primarily to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the investment managers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Portfolio may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Index Portfolios will not invest in futures or options as part of a defensive strategy to protect against potential stock market declines. The Managed Portfolios may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

         The Portfolios may (a) purchase exchange traded and over the counter
(OTC) put and call options on securities and indexes of securities, (b) purchase and sell futures contracts on securities and indexes of securities and (c) purchase put and call options on futures contracts on securities and indexes of securities. In addition, the Portfolios may sell (write) exchange traded and OTC put and call options on securities and indexes of securities and on futures contracts on securities and indexes of securities. The staff of the SEC has taken the position that OTC options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of the Portfolio's net assets. The Portfolios intend to comply with this limitation.

         The Portfolios may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy in a manner deemed appropriate by the Portfolio's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these techniques by a Portfolio may reduce certain risks associated with owning its portfolio securities, these investments entail certain other risks. If Portfolio investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's return. Certain strategies limit a Portfolio's possibilities to realize gains as well as limit its exposure to losses. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate. For more information on these investment techniques, see the Statement of Additional Information.

         Each of the Portfolios may purchase and sell put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Portfolio's total net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Portfolio's total assets. None of the Portfolios has any current intention of purchasing futures contracts or investing in put and call options on securities, indexes of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. Each Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price a Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Acquisitions of illiquid investments by the Portfolios are subject to the following non-fundamental policies. Each Portfolio may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each of the Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio investment managers and approved by the Trustees. The Trustees of the Portfolio Series will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Portfolio. As a result, a Portfolio holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

         SHORT-TERM INSTRUMENTS. Each Portfolio may invest in short-term income securities in accordance with its investment objective and policies as described above. The Portfolios may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. Although the Index Portfolios normally seek to remain substantially fully invested in securities selected to match their corresponding index consistent with seeking a correlation of 0.95 or better between an Index Portfolio's performance and that of its corresponding index, an Index Portfolio may invest temporarily up to 20% of its assets in certain short-term fixed income securities. The Index Portfolios will not invest in short-term instruments as part of a defensive strategy to protect against potential stock market declines. Each of the Managed Portfolios is permitted to invest in short-term instruments, although each intends to stay invested in the equity and fixed income instruments described above to the extent practical in light of its respective objective and long-term investment perspective. In addition, in adverse market conditions and for temporary defensive purposes only, the Managed Portfolios may temporarily invest their respective assets without limitation in short-term investments. These securities include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; shares of other investment companies that primarily invest in any of the above-referenced securities; and, in the case of the International Equity Portfolio, cash and bank instruments denominated in foreign currencies. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Portfolios may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Portfolios may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

         Each Portfolio may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Portfolios will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

         The Portfolios will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Portfolio Series to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality pursuant to procedures established by the Board of Trustees of the Portfolio Series. The Portfolios may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.



         SECURITIES LENDING. The Portfolios may seek to increase their income by lending securities to banks, brokers or dealers and other recognized institutional investors. Such loans may not exceed 30% of the value of a Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio can increase its income through the investment of such collateral. Such Portfolio continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security, and in addition receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

         SHORT SALES "AGAINST THE BOX". In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". A Portfolio may make a short sale as a hedge, when it believes that the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security) may decline, or when the Portfolio wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Portfolio's total assets would be involved in short sales "against the box".


         CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objectives, policies and restrictions, the Portfolios may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Prospectus, a Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's and its corresponding Fund's investment objective, policies and restrictions.

         PORTFOLIO TURNOVER RATE. Although the Managed Portfolios generally seek to invest for the long term, and the Index Portfolios are managed to reflect the composition of their respective indexes, each Portfolio may sell securities irrespective of how long such securities have been held. Ordinarily, securities will be sold from an Index Portfolio only to reflect certain administrative changes in its corresponding index (including mergers or changes in its composition) or to accommodate cash flows into and out of an Index Portfolio while maintaining the similarity of said Portfolio to its benchmark index. Each Managed Portfolio may sell a portfolio investment immediately after its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the particular Portfolio. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

         Portfolio turnover will not be a limiting factor in making portfolio decisions for the Income Portfolio and the Total Return Bond Portfolio, whose annual portfolio turnover rates are not expected to exceed 400%. The annual portfolio turnover rate for each other Portfolio is not expected to exceed 100%. A rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Portfolio and ultimately by the corresponding Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See "Tax Matters" below.

                                                      * * *

         As diversified investment companies, 75% of the assets of each Portfolio are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Portfolio may not invest 25% or more of its assets in the securities of issuers in any one industry, unless, for each of the Index Portfolios, the securities in a single industry were to comprise 25% or more of its corresponding index, in which case the Index Portfolio will invest 25% or more of its assets in that industry. These are fundamental investment policies of each Portfolio which may not be changed without investor approval.

         The Statement of Additional Information includes further discussion of investment strategies and techniques, and a listing of other fundamental investment restrictions and non-fundamental investment policies which govern the investment policies of each Fund and its corresponding Portfolio. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's shareholders or, in the case of each Portfolio, without the approval of the investors in that Portfolio. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Portfolio or a later change in the rating of a security held by a Portfolio is not considered a violation of the policy.

           SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Trust seeks to achieve the investment objective of each Fund by investing all of the investable assets of the Fund in its corresponding Portfolio, a separate series of St. James Portfolios (the "Portfolio Series"), a registered investment company. Each Fund has the same investment objective and policies as its corresponding Portfolio. In addition to selling a beneficial interest to a Fund, each Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in that Portfolio on the same terms and conditions and will pay a proportionate share of that Portfolio's expenses. However, the other investors investing in a Portfolio are not required to issue their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Investors in each Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from SFSI at (617) 423-0800.

         The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. The investment objective of each Portfolio may be changed without the approval of the investors in that Portfolio, but not without written notice thereof to the investors in that Portfolio (and notice by the Trust to shareholders of the corresponding Fund) thirty days prior to implementing the change. There can, of course, be no assurance that the investment objective of either a Fund or its corresponding Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Portfolio and Fund that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of that Portfolio or Fund. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to a Portfolio (other than a vote by a Fund to continue the operation of its corresponding Portfolio upon the withdrawal of another investor in such Portfolio), the Trust will hold a meeting of shareholders of the corresponding Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Fund shareholders who do, in fact, vote. Certain changes in a Portfolio's investment objective, policies or restrictions may require the Trust to withdraw the corresponding Fund's investment in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


         The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all of the investable assets of such Fund in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

         For descriptions of the investment objectives, policies and restrictions of the Portfolios, see "Investment Objectives and Policies" herein and in the Statement of Additional Information. For descriptions of the management of the Portfolios, see "Management of the Trust and Portfolio Series" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolios, see "Management of the Trust and Portfolio Series" and "Expenses" below.

                                                PRICING OF SHARES

         The net asset value of each Fund is determined and the shares of each Fund (the "Shares") are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day the NYSE is open for trading ("Business Day"). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

         Assets in the Portfolios which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Portfolio Series' Board of Trustees. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

         Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Portfolio Series. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The servicing agent has undertaken to price the securities held by the Portfolios, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by each Portfolio's investment managers and servicing agent under the general supervision of the Board of Trustees of the Portfolio Series.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES


         Shares of each Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the Trust's transfer agent, Chase Global Fund Services
("CGFS"), and accepted by the distributor, Edgewood Services, Inc. (the "Distributor"). There is no minimum amount for initial or subsequent investments. Purchase orders for Shares received prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).


         Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

 PURCHASE PROCEDURES


         Shares may be purchased directly only by institutional investors ("Institutional Investors"). An Institutional Investor (a "Shareholder Organization") may elect to hold of record Shares for its customers ("Customers") and to record beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFS in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their customers will be sent by CGFS to the particular Shareholder Organization.

In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFS. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFS will send confirmations of such transactions and periodic account statements directly to the Customers.


         Certificates will not be issued for Shares.

         Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

 PURCHASES BY WIRE


         Institutional Investors may purchase Shares by wiring federal funds to CGFS. Prior to making an initial investment by wire, an investor must telephone CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number (see below). Federal funds and registration instructions should be wired through the Federal Reserve System to:

         Chase Manhattan Bank, N.A.
         ABA # 021000021
         Excelsior Institutional Trust
         Credit DDA #910-2-733046
         [Account  Registration]
         [Account Number]
         [Wire Control Number] *See Above*


         Shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order provided that the federal funds wire has been received by the Fund's bank on that Business Day.

         It is intended that each Fund and its corresponding Portfolio will be as fully invested at all times as is reasonably practicable in order to enhance the yield on their respective assets. Accordingly, in order to make investments which will immediately generate income, a Fund must have federal funds available. Purchase orders received and accepted after 4:00 p.m. Eastern time will be effected at the net asset value next determined even if a Fund received federal funds on that day.


         Investors making initial investments by wire must promptly complete the application accompanying this Prospectus and forward it to CGFS. No account application is required for subsequent purchases. Completed applications should be directed to:


                                          Excelsior Institutional Trust
                                        c/o Chase Global Fund Services
                                                  P.O. Box 2798
                                              Boston, MA 02208-2798


         The application may also be sent via facsimile. Please contact CGFS at
(800) 909-1989 (from overseas, please call (617) 557-1755) for complete instructions. Redemptions by investors will not be processed until the completed application for purchase of Shares has been received and accepted by CGFS. Investors making subsequent investments by wire should follow the above instructions.


 PURCHASES BY TELEPHONE


         For Institutional Investors who have previously selected the telephone purchase option, a purchase order may be placed by calling CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per share next determined after acceptance of the order.

         By establishing the telephone purchase option, the Institutional Investor authorizes CGFS and the Distributor to act upon telephone instructions believed to be genuine. CGFS and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accordingly, Institutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.


         This option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their customers fees. Customers should contact their Service Organization directly for further information.

EXCHANGE PRIVILEGE

         Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund described herein at their respective net asset values. An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Fund for shares of another Fund should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Trust shares being acquired may be legally sold.

         The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their customers fees. Customers should contact their Service Organization directly for further information.

 EXCHANGES BY TELEPHONE

         For Institutional Investors who have previously selected


the telephone exchange option, an exchange order may be placed by calling CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755). The exchange by telephone will be effected at the net asset value per share next determined after acceptance of the order for each Fund.

         By establishing the telephone exchange option, the Institutional Investor authorizes CGFS and the Distributor to act upon telephone instructions believed to be genuine. CGFS and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accordingly, Institutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.


REDEMPTION OF SHARES

         Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value next determined after proper receipt in good form and acceptance of an order for redemption. Proceeds from redemption orders received and accepted by 4:00 p.m. Eastern time will normally be sent the next Business Day; proceeds are sent in any event within five Business Days.

         It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered in proper form. In some cases, additional documentation may be requested.

         Investment return and principal value of an investment in each Fund will fluctuate, so that the value of shares redeemed may be more or less than the shareholder's cost. Redemptions of shares are taxable events on which a shareholder may realize a gain or loss.

 REDEMPTION PROCEDURES


         Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organization. It is the responsibility of the Shareholder Organizations to transmit redemption orders to CGFS and credit such Customer accounts with the redemption proceeds on a timely basis.


         Customers redeeming Shares through certain Shareholder Organizations or certified financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organization for further information on transaction fees.


         Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFS. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Trust shares.

         If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFS reserve the right not to honor the redemption until CGFS is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFS will charge a fee of $25.00 to the Institutional Investor's account.


 REDEMPTION BY WIRE OR TELEPHONE


         Institutional Investors who maintain an account at CGFS and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFS, by wire or telephone, to wire the redemption proceeds directly to the investor's predesignated bank account at any commercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring redemption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.


         In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption proceeds, an Institutional Investor must send a written request to the Trust at the address listed below under "Redemption by Mail". Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.


         CGFS and the Distributor reserve the right to refuse a wire or telephone redemption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. CGFS, the Trust and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.


 REDEMPTION BY MAIL

         Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:


                                          Excelsior Institutional Trust
                                        c/o Chase Global Fund Services
                                                  P.O. Box 2798
                                              Boston, MA 02208-2798


         A written redemption request to CGFS must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

         A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFS may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFS receives all required documents in proper form.

         Questions with respect to the proper form for redemption requests should be directed to CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755).


 OTHER REDEMPTION INFORMATION

         Except as described in "Investor Programs" below, Institutional Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                                                INVESTOR PROGRAMS

RETIREMENT PLANS

         Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

    IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

    Profit Sharing and Money-Purchase Plans for corporations and self- employed individuals and their partners to benefit themselves and their employees; and

    Keogh Plans for self-employed individuals.


         Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFS at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may purchase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.


                                                   TAX MATTERS

         Each year the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid from that Fund, although foreign-source income of a Fund may be subject to foreign withholding taxes. The Portfolios are also not expected to be required to pay any federal income or excise taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

         Shareholders of a Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

         A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

         Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


         At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that calendar year, including the portion thereof taxable as ordinary income, the portion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax but results in a basis reduction), and the amount of dividends (if any) which may qualify for the dividends-received deduction for corporations.


         In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.


         If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

         The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Under current law, neither the Trust, as a Delaware business trust, nor any of the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" under the Code.

         The foregoing discussion is intended for general information only. An investor should consult with its own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local laws.

                                  MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES

         The Boards of Trustees of Excelsior Institutional Trust (the "Trust") and St. James Portfolios (the "Portfolio Series") provide general supervision over the affairs of the Trust and the Portfolio Series, respectively. The Trustees decide upon matters of general policy and review the actions of service providers such as the investment managers, service agent, distributor, and others. None of the Trustees common to both the Trust and the Portfolio Series are "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or the Portfolio Series.

                                               INVESTMENT MANAGERS

         United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is responsible for the management of the assets of the Portfolios corresponding to the Funds listed below, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with St. James Portfolios on behalf of such Portfolios. U.S. Trust Pacific has delegated the daily management of the security holdings of these Portfolios to the investment managers named below, acting as subadvisers (the "Subadvisers"):

Equity Index Fund, Bond Index Fund and
  Small Cap Fund............................   United States Trust Company of
                                                New York
Balanced Fund...............................   Becker Capital Management, Inc.
Equity Growth Fund..........................   Luther King Capital Management

Value Equity Income Fund....................   Spare, Kaplan, Bischel &
                                                Associates

International Equity Fund...................  Harding, Loevner Management, L.P.



         Subject to the general guidance and policies set by the Trustees of the Portfolio Series, U.S. Trust Pacific provides general supervision over the investment management functions performed by each of the Subadvisers. U.S. Trust Pacific closely monitors the Subadvisers' application of these Portfolios' investment policies and strategies, and regularly evaluates the Subadvisers' investment results and trading practices.


         For its services under the Advisory Agreement, U.S. Trust Pacific is entitled to receive from the Portfolios, for the respective Portfolio's current fiscal year, fees accrued daily and paid monthly at an annual rate equal to the percentages specified below of the corresponding Portfolio's average daily net assets: (a) 0.25% for the Equity Index Fund and Bond Index Fund; (b) 0.65% for the Small Cap Fund, Balanced Fund, Equity Growth Fund and Value Equity Income Fund; and (c) 1.00% for the International Equity Fund. U.S. Trust Pacific, which has its principal offices at 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, is a subsidiary of United States Trust Company of New York. Although the advisory fee paid by the International Equity Portfolio is higher than advisory fees currently being paid by most investment companies in general, the advisory fee paid by the International Equity Portfolio is similar to fees currently being paid by other investment companies which also invest primarily in foreign issuers. U.S. Trust Pacific has agreed to waive all investment advisory fees with respect to each Portfolio listed above. While no such Portfolio pays investment advisory fees to U.S. Trust Pacific, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets.


         Pursuant to separate subadvisory agreements, the Subadvisers make the day-to-day investment decisions and portfolio selections for the Portfolios corresponding to the Equity Index, Bond Index, Small Cap, Balanced, Equity Growth, Value Equity Income and International Equity Funds, consistent with the general guidelines and policies established by U.S. Trust Pacific and the Board of Trustees of the Portfolio Series. For the investment management services they provide to the corresponding Portfolios, the Subadvisers are compensated only by U.S. Trust Pacific, and receive no fees directly from the Portfolio Series. For their services under the subadvisory agreements, the Subadvisers receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified below of the corresponding Portfolio's average daily net assets: (a) 0.25% for the Equity Index Fund and Bond Index Fund, (b) 0.65% for the Small Cap Fund, (c) 0.40% for the Value Equity Income Fund and Equity Growth Fund, (d) 0.425% for the Balanced Fund, and (e) 0.45% for the International Equity Fund. The Subadvisers furnish at their own expense all services, facilities and personnel necessary in connection with managing the corresponding Portfolios' investments and effecting securities transactions for the Portfolios.

         BALANCED FUND, EQUITY GROWTH FUND, VALUE EQUITY INCOME FUND AND INTERNATIONAL EQUITY FUND

         U.S. Trust Pacific has entered into separate Investment
Subadvisory Agreements with Becker Capital Management, Inc.
("Becker") with respect to the Portfolio for the Balanced Fund;
Luther King Capital Management ("Luther King") with respect to the Portfolio for the Equity Growth Fund; Spare, Kaplan , Bischel & Associates ("Spare Kaplan") with respect to the Portfolio for the Value Equity Income Fund; and Harding, Loevner Management, L.P. ("Harding Loevner") with respect to the Portfolio for the International Equity Fund.

         Becker maintains its principal offices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1995, Becker had $1.1 billion in assets under management. The person primarily responsible for the day-to-day management of the Balanced Portfolio is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 19 years of experience in investment management to his position.

         Luther King maintains its principal offices at 301 Commerce Street, Suite 1600, Forth Worth, TX 76102. As of June 30, 1995, Luther King had $4.8 billion in assets under management. Emmett M. Murphy is primarily responsible for the day-to-day management of Equity Growth Portfolio. Mr. Murphy has been an investment manager with Luther King since 1981. He is also a Chartered Financial Analyst.

         Spare Kaplan maintains its principal offices at 44 Montgomery Street, San Francisco, CA 94104. As of June 30, 1995, Spare Kaplan had $2.3 billion in assets under management. The day-to-day management of Value Equity Income Portfolio is performed by the Value Equity Income Strategy Team, which includes Anthony E. Spare, Chief Executive Officer and Chief Investment Officer of Spare Kaplan, and James G. McCluskey, Senior Portfolio Manager at Spare Kaplan. Mr. Spare co-founded the Value Equity Income Strategy Team in 1975 and has served as senior strategy team member since 1975; Mr. McCluskey has been with Spare Kaplan since 1989.

         Harding Loevner maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1995, Harding Loevner had $512 million in assets under management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

         EQUITY INDEX FUND, BOND INDEX FUND AND SMALL CAP FUND


         U.S. Trust Pacific has entered into an Investment Subadvisory Agreement with United States Trust Company of New York ("U.S. Trust") with respect to the Portfolios corresponding to the Equity Index Fund, Bond Index Fund and Small Cap Fund. U.S. Trust is a state-chartered bank and trust company created by Special Act of the New York Legislature in 1853. U.S. Trust provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On June 30, 1995, U.S. Trust's Asset Management Group had approximately $41.2 billion in assets under management. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

         Cyril M. Theccanat, Vice President of U.S. Trust, Structured Investment Management Department, is primarily responsible for the day-to-day management of the Portfolio corresponding to the Bond Index Fund. Mr. Theccanat has been managing structured investment portfolios at U.S. Trust since January, 1990. Prior to this, Mr. Theccanat was a Vice President of Drexel Burnham Lambert, responsible for interest rate and foreign exchange risk management.

         Peter Albanese, Financial Officer in the Structured Investments area of the Institutional Investment Management Division, U.S. Trust, is primarily responsible for the day-to-day management of the Portfolios corresponding to the Equity Index Fund and Small Cap Fund. Mr. Albanese has been with U.S. Trust since December 1994. Prior to joining U.S. Trust he worked for Kidder, Peabody & Co., Inc. from March 1991 to December 1994, as a Quantitative Analyst in Equity Research.

         EQUITY FUND, INCOME FUND AND TOTAL RETURN BOND FUND


         U.S. Trust is responsible for the management of the assets of the Portfolios corresponding to the Equity Fund, Income Fund, and Total Return Bond Fund, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with St. James Portfolios on behalf of such Portfolios. With respect to these Portfolios, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales.

         The following persons are primarily responsible for the day- to-day management of the Portfolios corresponding to the following Funds:

Equity Fund...................   P. Ross Taylor III, Director of Institutional
                                 Investments (Equity) and Senior Portfolio
                                 Manager, U.S. Trust (since 1987).

Income Fund...................   Charles E. Rabus, Vice President and Senior
                                 Portfolio Manager, U.S. Trust (since 1987).

Total Return Bond Fund........   Henry M. Milkowicz, Senior Vice President and
                                 Senior Portfolio Manager, U.S. Trust (since
                                 1986).



         For its services under the Advisory Agreement, U.S. Trust receives from the Portfolios corresponding to the Equity Fund, Income Fund and Total Return Bond Fund, a fee accrued daily and paid monthly at an annual rate equal to 0.65% of each Portfolio's average daily net assets. U.S. Trust has agreed to waive all investment advisory fees under the Advisory Agreement.
 While no such Portfolio pays investment advisory fees to U.S.

Trust, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets.


         U.S. Trust also serves as investment adviser to the following registered investment companies: UST Equity Fund; UST Income and Growth Fund; UST Long-Term Supply of Energy Fund; UST Productivity Enhancers Fund; UST Environmentally-Related Products and Services Fund; UST Aging of America Fund; UST Communication and Entertainment Fund; UST Business and Industrial Restructuring Fund; UST Global Competitors Fund; UST Early Life Cycle Fund; UST Money Fund; UST Government Money Fund; UST Treasury Money Fund; UST Short-Term Tax-Exempt Fund; UST New York Intermediate-Term Tax-Exempt Fund; UST International Fund; UST Emerging Americas Fund; UST Pacific/Asia Fund; UST Pan European Fund; UST Short-Term Tax-Exempt Securities Fund; UST Intermediate-Term Tax-Exempt Fund; UST Long-Term Tax-Exempt Fund; UST Short-Term Government Securities Fund; UST Intermediate-Term Managed Income Fund; and UST Managed Income Fund.

         INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

                                                 SERVICING PLAN

         The Trust has adopted a Servicing Plan which provides that the Trust may obtain the services of a servicing and fund accounting agent, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Servicing Plan, the aggregate of the fees paid to the servicing and fund accounting agent from a Fund and fees paid to Shareholder Servicing Agents from a Fund may not exceed 0.40% of that Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

                                                 SERVICING AGENT

         Signature Financial Services, Inc. ("SFSI"), located at 89 South Street, Boston, MA 02111, serves as servicing and fund accounting agent to the Trust and the Portfolio Series pursuant to agreements between SFSI and each of the Trust and the Portfolio Series (the "Servicing Agent Agreements"). Pursuant to the Servicing Agent Agreements, SFSI supervises the affairs of the Trust and the Portfolio Series, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the various service providers of the Trust or the Portfolio Series; provides equipment and clerical personnel necessary for maintaining the organization of the Trust and the Portfolio Series; prepares and distributes all materials in connection with meetings of Trustees and investors; prepares and files all documents required for compliance by the Trust or the Portfolio Series with applicable laws and regulations; and arranges for the maintenance of fund accounting and record-keeping of the Trust and the Portfolio Series.

         SFSI provides persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust or the Portfolio Series. Such officers, as well as certain other employees and Trustees of the Trust or the Portfolio Series, may be directors, officers or employees of SFSI or its affiliates. SFSI provides similar services to other mutual funds unrelated to the Trust and the Portfolio Series.


         As compensation for providing these services (other than fund accounting services) and facilities to the Trust and the Portfolio Series, SFSI receives a fee from the Portfolio Series accrued daily and paid monthly at an annual rate of up to 0.07% of the average daily net assets of the Portfolios. This fee is reported in the Expense Table at pages 1-2 as the Administrative Fees. For its fund accounting services, SFSI receives a per annum fee from each Fund and each Portfolio equal to $12,000 and $50,000, respectively. SFSI is a subsidiary of Signature Financial Group, Inc.


                                                   DISTRIBUTOR


         Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor"), Federated Investors Tower, Pittsburgh, Pennsylvania 15222, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its affiliates acts as distributor and serves as administrator to twenty-four bank related mutual fund complexes.


                                          SHAREHOLDER SERVICING AGENTS

         The Trust expects to enter into shareholder servicing agreements with one or more shareholder servicing agents, including U.S. Trust. Pursuant to these agreements, a shareholder servicing agent, as agent for its customers who are purchasing Shares, will perform the following services for these investors, among other things: answer customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Shares of each Fund may be effected and certain other matters pertaining to a Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, exchange and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase, exchange or redeem Shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; provide periodic statements showing a customer's account balances and, to the extent practicable, integrate such information with other client transactions otherwise effected with or through the shareholder servicing agent; furnish (either separately or on an integrated basis with other reports sent to the customer by its shareholder servicing agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Trust, prospectuses, proxy statements, annual reports, updating prospectuses, if any, and other communications from the Trust to shareholders of each Fund; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as the Trust or a shareholder may request. For these services, the shareholder servicing agents will receive a fee accrued daily and paid monthly for the respective Fund's current fiscal year at an annual rate of up to 0.25% of the average daily net assets represented by shares owned during the period for which payment is being made by customers of the shareholder servicing agent. In addition, certain shareholder servicing agents will perform record keeping and administrative functions for which they will receive a fee at an annual rate of up to 0.15% of each Fund's average daily net assets. Shareholder servicing agents are expected to waive a portion of their fees.


                                          CUSTODIAN AND TRANSFER AGENT


         U.S. Trust serves as custodian of the Funds' and the Portfolios' assets. Communications to the custodian should be directed to United States Trust Company of New York, Chase Global Fund Services, 770 Broadway, New
York, NY 10003. Investors Bank & Trust Company, 79 Milk Street, Boston, MA 02205, has been retained to serve as domestic and foreign subcustodian of the Funds' and the Portfolios' assets. Chase Global Fund Services ("CGFS"), 73 Tremont Street, Boston, MA 02108, serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and registrar services. CGFS is a subsidiary of Chase Manhattan Bank.


                                                    EXPENSES

         The respective expenses of the Trust and the Portfolio Series include the compensation of their respective Trustees who are not affiliated with the investment managers or SFSI; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio Series; insurance premiums; and expenses of calculating the net asset value of, and the net income on, interests in the Portfolios and shares of the Funds.

         Expenses of the Trust also include all fees under its Servicing Agent Agreement; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.


         Expenses of the Portfolio Series also include all fees under the Portfolio Series' Servicing Agent Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio Series' custodian for all services to the Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; and the advisory fees, if any, payable to U.S. Trust Pacific under the Advisory Agreement.


         BANK REGULATORY MATTERS. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open- end investment companies such as the Trust or the Portfolio Series. Based on advice of its counsel, it is the position of U.S. Trust and U.S. Trust Pacific that the investment advisory services performed by U.S. Trust Pacific or U.S. Trust under the Advisory Agreements with St. James Portfolios, the activities performed by U.S. Trust as shareholder servicing agent for the Funds and subadviser and custodian for the Portfolios, and the transfer agency and dividend disbursement activities performed by CGFS for the Funds, do not constitute underwriting activities and are consistent with the requirements of the Glass- Steagall Act. In addition, counsel has advised that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, shareholder servicing, custodian and transfer agency activities by banks. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.


         CERTAIN RELATIONSHIPS AND ACTIVITIES. U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust, U.S. Trust Pacific and their affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. U.S. Trust and U.S. Trust Pacific have informed the Portfolios that, in making investment decisions, they do not obtain or use material inside information in their possession or in the possession of any of their affiliates. In making investment recommendations for the Portfolios, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of U.S. Trust or U.S. Trust Pacific, their parents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

                                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


         Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Small Cap Fund , Equity Index Fund and International Equity Fund, dividends will be declared and paid at least once a year; for the Bond Index Fund, dividends will be declared daily and paid at least each month; and for the Equity Fund, Income Fund, Total Return Bond Fund, Balanced Fund, Equity Growth Fund and Value Equity Income Fund , dividends will be declared and paid at least quarterly (four times a year).


         Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each Fund on the basis of its relative net assets. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution.

         Additional distributions will also be made to shareholders to the extent necessary to avoid the application of a 4% non-deductible federal excise tax on certain undistributed income and net capital gains of mutual funds.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has ten active and two inactive series. The active series include: Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund. The ten active series are offered through this Prospectus.

         Each Share of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other Share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding Shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         The Trust is a business trust organized under the laws of the State of Delaware. Under Delaware law, shareholders of Delaware business trusts are entitled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

         Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

         Each Portfolio is a series of St. James Portfolios, which is organized as a trust under the laws of the State of New York. The Portfolio Series' Declaration of Trust provides that the Funds and other entities investing in the Portfolios (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of their corresponding Portfolios. However, the Trustees of the Trust believe that the risk of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations, and that neither the Funds nor their shareholders will be exposed to a material risk of liability by reason of a Fund's investment in its corresponding Portfolio. For more information regarding the Trustees of the Trust and the Portfolio Series, see "Management of the Trust and Portfolio Series" in the Statement of Additional Information. The interests in the Portfolio

Series are divided into separate series. Investors in each series of the Portfolio Series will vote separately or together in the same manner as shareholders of the Trust's series.

                                             PERFORMANCE INFORMATION

         From time to time, in advertisements, reports to shareholders, or other communications to shareholders or prospective investors, the performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "yield" or "total rate of return" basis in the manner set forth below.

         The Trust provides period and annualized "total rates of return" and non-standardized total return data for each Fund. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period which reflects any change in net asset value per share and includes the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested.

         The Trust provides annualized "yield" quotations for each Fund. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields", which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information. These methods of calculating "yield" and "total rate of return" are determined by regulations of the Securities and Exchange Commission.


         Since a Fund's yield and total rate of return quotations are based on historical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any charges to institutional investors for asset management and related services will not be included in calculations of performance. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.


                                                  MISCELLANEOUS


         Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

         The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds and the Portfolios, including information related to (i) investment policies and restrictions of the Funds and the Portfolios, (ii) Trustees and officers of the Trust and Portfolio Series, (iii) portfolio transactions and brokerage commissions, (iv) rights and liabilities of shareholders of the Trust and Portfolio Series, (v) additional performance information, including methods used to calculate yield and total return, (vi) determination of the net asset value of Shares of the Funds and (vii) the audited financial statements of the Funds and the Portfolios at May 31, 1995.

                                    INSTRUCTIONS FOR NEW ACCOUNT APPLICATION
OPENING YOUR ACCOUNT:

         Complete the Application(s) and mail (regular or overnight) to:

                         Excelsior Institutional Trust
          c/o Chase Global Fund Services, P.O. Box 2798, Boston, MA
                                   02208-2798

         Please enclose with the Application(s) your check made payable to the "Excelsior Institutional Trust" in the amount of your investment.

         For direct wire purchases please refer to the section of the Prospectus entitled "How to Purchase and Redeem Shares - Purchase Procedures".

 MINIMUM INVESTMENTS:

         Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

 REDEMPTIONS:

         Shares can be redeemed in any amount and at any time in accordance with procedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

         Certain legal documents will be required from corporations or other organizations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

 SIGNATURES:

         Please be sure to sign the Application(s).

         If the shares are registered in the name of:

 - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*

 - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

    ------

    * A corporate resolution or appropriate certificate may be required.

 TAXPAYER IDENTIFICATION NUMBER:

         Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

 QUESTIONS:

         If you have any questions regarding the Application or redemption requirements, please contact your shareholder servicing agent.

                               TABLE OF CONTENTS

                                                                    PAGE

SUMMARY OF EXPENSES............................................
INVESTMENT OBJECTIVES AND POLICIES.............................
    EQUITY PORTFOLIO...........................................
    INCOME PORTFOLIO...........................................
    TOTAL RETURN BOND PORTFOLI0................................
    EQUITY MARKET PORTFOLIO....................................
    BOND MARKET PORTFOLIO......................................
    SMALL CAP PORTFOLIO........................................
    BALANCED PORTFOLIO.........................................
    EQUITY GROWTH PORTFOLIO....................................
    VALUE EQUITY INCOME PORTFOLIO..............................
    INTERNATIONAL EQUITY PORTFOLIO.............................
SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE......
PRICING OF SHARES..............................................
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES....................
INVESTOR PROGRAMS..............................................
TAX MATTERS....................................................
MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES...................
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS......................
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES...........
PERFORMANCE INFORMATION........................................
MISCELLANEOUS..................................................
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION.......................


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.


 UST206A

                                   EXCELSIOR
                                 INSTITUTIONAL
                                     TRUST

                                  Equity Fund
                                  Income Fund
                             Total Return Bond Fund
                               Equity Index Fund
                                Bond Index Fund
                           Small Capitalization Fund
                                 Balanced Fund
                               Equity Growth Fund
                            Value Equity Income Fund

                           International Equity Fund


                                   PROSPECTUS
                                OCTOBER 2, 1995

 UST207
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                OCTOBER 2, 1995

EXCELSIOR INSTITUTIONAL TRUST

         EXCELSIOR INSTITUTIONAL EQUITY FUND
         EXCELSIOR INSTITUTIONAL INCOME FUND
         EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
         EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
         EXCELSIOR INSTITUTIONAL BOND INDEX FUND
         EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
         EXCELSIOR INSTITUTIONAL BALANCED FUND
         EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
         EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
         EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

         Excelsior Institutional Trust (the "Trust") is comprised of twelve funds, ten active series and two inactive series. This Statement of Additional Information describes the shares of ten funds - Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund"), Excelsior Institutional Equity Index Fund (the "Equity Index Fund"), Excelsior Institutional Bond Index Fund (the "Bond Index Fund"), Excelsior Institutional Small Capitalization Fund (the "Small Cap Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"), Excelsior Institutional Equity Growth Fund (the "Equity Growth Fund"), Excelsior Institutional Value Equity Income Fund (the "Value Equity Income Fund"), and Excelsior Institutional International Equity Fund (the "International Equity Fund") (each, a "Fund"; collectively, the "Funds").

         TABLE OF CONTENTS
       PAGE


Excelsior Institutional Trust  . . . . . . . . . . . . . . . . . .
Investment Objectives, Policies and Restrictions . . . . . . . . .
Performance Information  . . . . . . . . . . . . . . . . . . . . .
Determination of Net Asset Value; Valuation of Securities  . . . .
Additional Purchase, Exchange, and Redemption Information  . . . .
Management of the Trust and Portfolio Series . . . . . . . . . . .
Independent Accountants or Auditors  . . . . . . . . . . . . . . .
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Description of the Trust; Fund Shares  . . . . . . . . . . . . . .

Financial Statements . . . . . . . . . . . . . . . . . . . . . . .

Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

Excelsior Institutional Trust
6 St. James Avenue
Boston, Massachusetts  02116
(617) 423-0800

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus as it may be amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (617) 423-0800. Terms used but not defined herein, which are defined in the Funds' Prospectus, are used herein as defined in the Prospectus.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                         EXCELSIOR INSTITUTIONAL TRUST

          The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The shares of the Trust are continuously sold to institutional investors. Shares of the Trust are divided into twelve separate series, ten of which are described herein. Each such series or Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, as follows:

FUND NAME                                      CORRESPONDING PORTFOLIO

Equity Fund                                    Equity Portfolio
Income Fund                                    Income Portfolio
Total Return Bond Fund                         Total Return Bond
Portfolio
Equity Index Fund                              Equity Market Portfolio
Bond Index Fund                                Bond Market Portfolio
Small Capitalization Fund                      Small Cap Portfolio
Balanced Fund                                  Balanced Portfolio
Equity Growth Fund                             Equity Growth Portfolio
Value Equity Income Fund                       Value Equity Income Portfolio
International Equity Fund                      International Equity Portfolio

         As of the date hereof, there are two additional inactive series of the Trust. Additional series may be added to the Trust from time to time. Each of the Portfolios is a series of St.

James Portfolios (the "Portfolio Series").

         United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Portfolios corresponding to the Funds listed below. The daily management of the security holdings of the Portfolios for the following Funds is supervised by the investment managers named below, acting as subadvisers:

Equity Index Fund,
    Bond Index Fund,
    and Small Cap Fund. . . .          United States Trust Company of New York
                                                     ("U.S. Trust")

    Balanced Fund . . . . . . .        Becker Capital Management, Inc.

    Equity Growth Fund  . . . .        Luther King Capital Management


    Value Equity Income Fund. .        Spare, Kaplan , Bischel & Associates


    International Equity Fund .        Harding, Loevner Management, L.P.

         U.S. Trust is the investment adviser of the Portfolios corresponding to the Equity Fund, Income Fund, Total Return Bond Fund, and International Equity Fund. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for these Portfolios.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

         The investment objective of each Fund and Portfolio is described in the Funds' Prospectus. There can, of course, be no assurance that a Fund or its corresponding Portfolio will achieve its investment objective.

                              INVESTMENT POLICIES

         Each Fund seeks to achieve its investment objective by investing all of its assets in its corresponding Portfolio, as shown above. The Trust may withdraw a Fund's investment from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

         Since the investment characteristics of each Fund correspond directly to those of its corresponding Portfolio, the following supplements the discussions of the various investments of and techniques employed by the Portfolios set forth in the Prospectus of the Funds.

OTHER INVESTMENT CONSIDERATIONS - EQUITY PORTFOLIO

         Equity Portfolio invests primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to the objective of long-term capital appreciation, the Series Portfolio expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

         U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

         1. PROBLEM/OPPORTUNITY COMPANIES. Important investment opportunities often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

         Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

         Investment in such companies represents a very wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by Equity Portfolio's investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

         2. TRANSACTION VALUE COMPANIES. In the opinion of U.S. Trust, the stock market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

         Market undervaluations are very often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

         Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

         3. EARLY LIFE CYCLE COMPANIES. Investments in early life cycle companies tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, Equity Portfolio's investments in early life cycle companies are primarily in younger, small- to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

OTHER INVESTMENT CONSIDERATIONS - INTERNATIONAL EQUITY PORTFOLIO

         The Portfolio may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the subadviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Portfolio at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Portfolio Series' Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold will be valued in U.S. dollars.

BANK OBLIGATIONS

         Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality.
 While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

         OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

         PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

         LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

LENDING OF PORTFOLIO SECURITIES

         The Portfolios have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Portfolio would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

         The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The respective subadvisers of the Portfolios will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolios. The Portfolios will not invest more than 15% of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

         A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Portfolio must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. Currently, no Portfolio intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

ILLIQUID SECURITIES

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

         A Portfolio's investment managers will monitor the liquidity of Rule 144A securities for that Portfolio under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

         A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objectives and policies. The Portfolio will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Portfolio intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

         The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

MUNICIPAL OBLIGATIONS - INCOME PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

         Income Portfolio and Total Return Bond Portfolio may, when deemed appropriate by U.S. Trust in light of the Portfolios' investment objective, invest in municipal obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by Income Portfolio and Total Return Bond Portfolio that are derived from interest on municipal securities would be taxable to the Portfolios' investors for federal income tax purposes.

         Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of municipal obligations are "general obligation" and "revenue" issues, but the Portfolios' securities holdings may include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P described in the Prospectus and Appendix A hereto represent the opinion of the respective rating agencies as to the quality of municipal obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate, and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most municipal obligations purchased by the Portfolios will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer". An issuer's obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Among other instruments, the Portfolios may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Portfolios may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio Series nor U.S. Trust will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

STAND-BY COMMITMENTS - INCOME PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

         Income Portfolio and Total Return Bond Portfolio may acquire "stand-by commitments" with respect to municipal obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Portfolio, at the Portfolio's option, specified municipal obligations at a specified price. The amount payable to a Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the municipal obligations (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Portfolio at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned by the Portfolio only with the underlying instruments.

         Income Portfolio and Total Return Bond Portfolio expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Portfolio has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

         Income Portfolio and Total Return Bond Portfolio intend to enter into stand-by commitments only with banks and broker/dealers which, in U.S. Trust's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, U.S. Trust will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

FOREIGN SECURITIES

         If permitted pursuant to their investment objectives and policies, the Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.
 In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

         The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Because the Portfolios, if consistent with their investment objectives and policies, may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Portfolios will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         At or before the maturity of a forward foreign currency exchange contract, a Portfolio may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

         The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Portfolio intends to invest 5% or less of its respective net assets in GICs during the current year.

WHEN-ISSUED SECURITIES

         If permitted pursuant to their investment objectives and policies, the Portfolios may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Portfolios will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Portfolio's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Portfolios expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any purchase commitments or to limit any potential risk. Although the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Portfolio would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

         When a Portfolio engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON OBLIGATIONS

         A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERAL. The successful use of such instruments by a Portfolio may depend in part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used.
 In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         FUTURES CONTRACTS. If permitted pursuant to their investment objectives and policies, the Portfolios may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         Purchases or sales of stock index futures contracts are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Portfolios, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. If permitted pursuant to their investment objectives and policies, the Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Board of Trustees of the Portfolio Series has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Portfolio and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Portfolio does not exceed 5% of the market value of the total assets of the Portfolio. In addition, the aggregate market value of the outstanding futures contracts purchased by the Portfolio may not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         OPTIONS ON FOREIGN CURRENCIES. If permitted pursuant to their investment objectives and policies, the Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

         The Portfolios may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES

         If permitted pursuant to their investment objectives and policies, the Portfolios may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

         A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

         A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The Portfolios have adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of

1986, as amended (the "Code"), for its corresponding Fund's qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom the Portfolios enter into such options transactions, under the general supervision of the Portfolio Series' Trustees.

OPTIONS ON SECURITIES INDICES

         In addition to options on securities, and if permitted pursuant to their investment objectives and policies, the Portfolios may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will only purchase or write such an option if its investment managers believe the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A

Portfolio will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Portfolio's settlement obligations.

SHORT SALES "AGAINST THE BOX"

         In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

         The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         As a non-fundamental operating policy, not more than 40% of a Portfolio's total assets would be involved in short sales against the box.

CERTAIN OTHER OBLIGATIONS

         In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectus, a Portfolio or Portfolios may invest in obligations other than those listed previously, provided such investments are consistent with a Fund's and its corresponding Portfolio's investment objective, policies and restrictions.

RATING SERVICES

         Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Portfolio Series. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but its subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

         Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

         The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to a Fund or Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

         With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

         As a matter of fundamental policy, each Portfolio (or Fund) may not (except that no investment restriction of a Fund shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the
Fund):

         (1) borrow money or mortgage or hypothecate assets of the Portfolio (or
Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (or Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Portfolio (or Fund) will not purchase securities while borrowings exceed 5% of the Portfolio's (or Fund's) total assets.

         (2) underwrite securities issued by other persons except insofar as the Portfolio Series or the Portfolio (or the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except (a) through the lending of the Portfolio's (or Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (or Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Series (or Trust) may hold and sell, for the Portfolio's (or Fund's) portfolio, real estate acquired as a result of the Portfolio's (or Fund's) ownership of securities);

         (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities), unless the stocks in a single industry were to comprise 25% or more of the S&P 500 Index (in the case of the Equity Index Fund or Equity Market Portfolio) or the Lehman Brothers Aggregate Bond Index (in the case of the Bond Index Fund or Bond Market Portfolio), in which case the corresponding Portfolio (or that Fund) will invest 25% or more of its assets in that industry; or

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective and policies as the Fund):

         (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (ii)     invest for the purpose of exercising control or management;

         (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (or Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (or Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Portfolio's (or Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (or
                  Fund);

         (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (or Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (v) purchase or retain in the Portfolio's (or Fund's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the investment adviser or subadviser of the Portfolio, if after the purchase of the securities of such issuer for the Portfolio (or Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (vi) invest more than 5% of the Portfolio's (or Fund's) net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Portfolio's (or Fund's) net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

         (vii) make short sales of securities or maintain a short position (excluding short sales if the Portfolio (or Fund) owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Portfolio's (or Fund's) net assets (taken at market value); provided, however, that the value of the Portfolio's (or Fund's) short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Portfolio's (or Fund's) net assets or more than 2% of the securities of any class of any issuer;

    (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested; or

         (ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Portfolio's (or Fund's) total assets.

         Policies (i) through (ix) may be changed by the Board of Trustees of the Portfolio Series or the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Portfolio may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Portfolio's and Total Return Bond Portfolio's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Portfolios, portfolio turnover is not expected to have a material effect on the net asset value of either Portfolio. Each Portfolio's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Portfolio to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Portfolio if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

         A Portfolio's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Bond Market Portfolio's, Income Portfolio's and Total Return Bond Portfolio's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

         Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgement and in a manner deemed to be in the best interest of the investors in the applicable Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         The Advisory and Subadvisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

         In addition, the Advisory and Subadvisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of the Portfolio Series' Board of Trustees, to cause the Portfolios to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.


         Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Portfolios. Such information may be useful to the investment managers in serving the Portfolios and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Portfolios.


         Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a

Portfolio and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Portfolio. Such an event might also adversely affect that Portfolio.

             The following Portfolios paid the following approximate brokerage commissions for their respective fiscal periods from commencement of operations1 through May 31, 1995: Equity Portfolio: $27,636; Equity Market Portfolio:
$32,193; Small Cap Portfolio: $16,200; Balanced Portfolio: $43,886; Equity Growth Portfolio: $163,537; Value Equity Income Portfolio: $25,962; International Equity Portfolio: $33,014; Bond Market, Income and Total Return Bond Portfolios: $0.

PORTFOLIO TURNOVER

         Set forth below are the portfolio turnover rates for the Portfolios corresponding to the Funds for the indicated periods. A rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See Taxation below. Portfolio turnover rates from commencement of operations1 through May 31, 1995 were as follows:
Equity Portfolio, 34%; Income Portfolio, 34%; Total Return Bond Portfolio, 84%; Equity Market Portfolio, 98%; Bond Market Portfolio, 67%; Small Cap Portfolio, 47%; Balanced Portfolio, 57%; Equity Growth Portfolio, 122%; Value Equity Income Portfolio, 28%; International Equity Portfolio, 8%.


                            PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

         YIELD.  The Bond Index, Income and Total Return Bond Funds
--------
1 The Portfolios commenced operations on the following dates: Equity and Income Portfolios, January 16, 1995; Total Return Bond Portfolio, January 19, 1995; Equity Market, Bond Market, Small Cap, Balanced, Equity Growth and Value Equity Income Portfolios, July 11, 1994; and International Equity Portfolio, January 24, 1995.

may quote the standardized effective 30-day (or one month) yield for their respective shares, calculated in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds. Such yield will be calculated for such Fund's shares according to the following formula:
                     a-b
         Yield = 2 [(--- + 1)6 - 1]
                      cd
Where:  a =       dividends and interest earned during the perio .

        b =       expenses accrued for the period (net of
                  reimbursements).

        c = average daily number of shares outstanding that were entitled to receive dividends.

        d = maximum offering price per share on the last day of the period.

         For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

         The Balanced Fund may quote standardized effective 30-day

(or one month) yield for the fixed income portion of its corresponding Portfolio, calculated in the same manner as specified above.

         TOTAL RETURN. Each Funds' "average annual total return" may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

              ERV
        T = [(---)1/n - 1]
               P

Where:  T =       average annual total return.

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

        P =       hypothetical initial payment of $1,000.

        n = period covered by the computation, expressed in years.

         The calculation is made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV", in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         DISTRIBUTION RATE. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

         PERFORMANCE RESULTS. Any yield or total return quotation provided for a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held in its corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


         Below is set forth historical return information for the Funds for the periods indicated (in each case the period end is May 31, 1995):

Excelsior Institutional Equity Fund: average annual total return, commencement of operations(*) to period end: 10.80%; aggregate total return, commencement of operations(*) to period end: 10.80%.

Excelsior Institutional Income Fund: 30-day yield: 6.46%; average annual total return, commencement of operations(*) to period end: 7.51%; aggregate total return, commencement of operations(*) to period end: 7.51%.

Excelsior Institutional Total Return Bond Fund: 30-day yield: 6.70%; average annual total return, commencement of operations(*) to period end: 9.40%; aggregate total return, commencement of operations(*) to period end: 9.40%.

Excelsior Institutional Equity Index Fund: average annual total return, commencement of operations(*) to period end: 20.96%; aggregate total return, commencement of operations(*) to period end: 20.96%.

Excelsior Institutional Bond Index Fund: 30-day yield: 6.74%; average annual total return, commencement of operations(*) to period end: 11.03%; aggregate total return, commencement of operations(*) to period end: 11.03%.

Excelsior Institutional Small Capitalization Fund: average annual total return, commencement of operations(*) to period end: 11.10%; aggregate total return, commencement of operations(*) to period end: 11.10%.

Excelsior Institutional Balanced Fund: 30-day yield: 4.66%; average annual total return, commencement of operations(*) to period end: 14.59%; aggregate total return, commencement of operations(*) to period end: 14.59%.

Excelsior Institutional Equity Growth Fund: average annual total return, commencement of operations(*) to period end: 13.38%; aggregate total return, commencement of operations(*) to period end: 13.38%.

Excelsior Institutional Value Equity Income Fund: average annual total return, commencement of operations(*) to period end: 19.32%; aggregate total return, commencement of operations(*) to period end: 19.32%.

Excelsior Institutional International Equity Fund: average annual total return, commencement of operations(*) to period end: 12.57%; aggregate total return, commencement of operations(*) to period end: 12.57%.

----------------
(*) The Funds commenced operations on the following dates: Equity Fund, January 16, 1995; Income Fund, January 16, 1995; Total Return Bond Fund, January 19, 1995; Equity Index, Bond Index, Small Capitalization, Balanced, Equity Growth and Value Equity Income Funds, July 11, 1994; and, International Equity Fund, January 24, 1995.


                         COMPARISON OF FUND PERFORMANCE

         Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Portfolios may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

ASIAN WALL STREET JOURNAL, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

DONOGHUE'S MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

FINANCIAL TIMES, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WEISENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

WORKING WOMEN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

WORLD INVESTOR, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

         The Trust determines the net asset value of the shares of each Fund each day that the New York Stock Exchange (the "NYSE") is open for business. As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) by dividing the total assets of a Fund less all of its liabilities, by the total number of shares of the Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectus.

         Portfolio securities are valued on the basis of market quotations when they are readily available. Each Portfolio values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Portfolio Series, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

         Interest rate futures contracts held by a Portfolio are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Portfolio Series.

         A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio Series's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Each investor in the Portfolio Series, including the Trust, may add to or reduce its investment in a Portfolio on each day that the NYSE is open for business ("Portfolio Business Day"). As of 4:00 p.m. (Eastern time) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of that Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in that Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in that Portfolio as of 4:00 p.m. on the following Portfolio Business Day.

           ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION


         Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectus, Shares are offered for sale directly only to institutional investors ("Institutional Investors"). Different types of Customer accounts at certain Institutional Investors (a "Shareholder Organization") may be used to purchase Shares, including eligible agency and trust accounts. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.


         As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of shares of one Fund for another Fund.

         Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

         The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

         In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                            OTHER INVESTOR PROGRAMS

         As described in the Prospectus, Shares of the Funds may be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations should contact their Shareholder Organization directly to determine their participation in certain services and programs.

                  MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES

         The respective Trustees and officers of the Trust and Portfolio Series and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or Portfolio Series, as the case may be. Unless otherwise indicated, the address of each Trustee and officer of the Trust and Portfolio Series is 6 St. James Avenue, Boston, Massachusetts 02116.

                       TRUSTEES AND OFFICERS OF THE TRUST

         RODMAN L. DRAKE -- Trustee; Director, Mueller Industries, Inc.; President, Drake & Co. Inc. (investment and consulting firm) (since 1993); Trustee, Hyperion Total Return Fund, Inc., Hyperion Government Mortgage Trust II, and other funds for which Hyperion Capital Management, Inc. is the investment adviser; President and Co-Chairman, KMR Power Corporation (power plants) (since 1993); Managing Director and Chief Executive Officer, Cresap, McCormick & Paget, Inc. (subsequently, Cresap, a Towers Perrin Company) (from 1980 to 1990); Director, Alex. Brown & Sons Inc. (1989 to 1991). His address is 66 East 91st Street, New York, New York 10128.

         W. WALLACE MCDOWELL -- Trustee; Managing Director, Morgan Lewis Githens & Ahn (since 1991); Chairman and Chief Executive Officer, The Prospect Group, Inc. (1983-1990) and Director, U.S. Homecare Corporation, Grossmans, Inc., Children's Discovery Centers, Interactive Technologies, Inc. and Jack Morton Productions (1983 to 1990). His address is c/o MLGAL Partners, Two Greenwich Plaza, Greenwich, Connecticut 06830.

         JONATHAN PIEL -- Trustee; Editor, Scientific American; Vice President, Scientific American, Inc.; Director, Group for The South Fork, Bridgehampton, New York (since October 1993); Member, Rockefeller Council, Rockefeller University (since 1988). His address is c/o Scientific American, 415 Madison Avenue, New York, New York 10017.

         PHILIP W. COOLIDGE* -- President of the Trust and Trustee and Co-Chairman of the Board of Trustees of the Portfolio Series; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. ("SFG") (since December 1988); Chairman, Chief Executive Officer and President, SFSI (since May
1993).


         JOHN R. ELDER -- Treasurer; Vice President , SFG (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (from 1983 to March 1995).


         LINDA T. GIBSON -- Assistant Secretary; Legal Counsel, SFG (since June
1991); Assistant Secretary, SFSI (since May 1993); law student, Boston University School of Law (from September 1989 to May 1992); Product Manager, SFG (January 1989 to September 1989).

         THOMAS M. LENZ -- Secretary; Vice President and Associate General Counsel, SFG (since November 1989); Assistant Secretary, SFSI (since May 1993); Attorney, Ropes & Gray (September 1984 to November 1989).

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel, SFG (since December 1988); Assistant Secretary, SFSI (since May 1993).

         BARBARA M. O'DETTE -- Assistant Treasurer; Assistant Treasurer, SFG (since December 1988) and SFSI (since May 1993).

                 ANDRES E. SALDANA -- Assistant Secretary; Legal Counsel, SFG (since November 1992); Assistant Secretary, SFSI (since May 1993); Attorney, Ropes & Gray (law firm) (September 1990 to

November 1992); law student, Yale Law School (September 1987 to May 1990).


         Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended May 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to these funds.


                                       AGGREGATE COMPENSATIONPENSION OR RETIREMENT BENEFITS
  FROM THE TRUST FOR FY ACCRUED AS PART OF FUND EXPENSES    TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES FOR
                                                                                     ESTIMATED ANNUAL BENEFFY ENDED 5/31/95 NT

Rodman L. Drake, Trustee               $5,000                None                    None                  $5,000

W. Wallace                             $5,250                None                    None                  $5,250
McDowell, Trustee

Jonathan Piel, Trustee                 $5,250                None                                          $5,250
                                      None


                        TRUSTEES OF THE PORTFOLIO SERIES

         In addition to Mr. Coolidge, the following persons serve as Trustees of the Portfolio Series:

         STEPHEN D. BARRETT -- Director, President and Chief Operating Officer, H.C. Wainwright & Co., Inc. (broker-dealer) (since 1990); Director, Alex Brown & Sons, Inc. (from 1976 to 1989). His address is 33 Marlborough Street, Boston, Massachusetts 02116.

         WILLIAM B. BLUNDIN* -- Co-Chairman of the Board of Trustees; Vice Chairman, Concord Holding Corporation (since 1987).

         DAVID H. CARTER -- Trustee, 1784 Funds (since 1993); Managing Director, Bearbull (UK) Ltd. (investment advisor) (from 1988 to 1993). His address is Vasterne Manor, Wootton Bassett, Wiltshire, England SN4 7PB.

         RAYMOND L. COLOTTI -- Retired; Executive Vice President, The Equitable Companies (financial services) (1990-1993); Executive Vice President, Equitable Investment Corporation (1985-1990). His address is 13 Summit Road, Verone, New Jersey 07044.








         Each Trustee is paid an annual fee as follows for serving as Trustee of the Portfolio Series, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended May 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to the Portfolio Series.

                                       AGGREGATE COMPENSATION
   FROM THE PORTFOLIO SERPENSION OR RETIREMENT BENEFITS    TOTAL COMPENSATION FROM THE PORTFOLIO SERIES AND FUND COMPLEX PAID TO
                                                             ACCRUED AS PART OF FUND EXPENSES    TRUSTEES FOR FY ENDED 5/31/95
                                                                                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

Stephen D. Barrett,                    $8,000                None                    None                  $8,000
Trustee

David H. Carter, Trustee               $8,000                None                    None                  $8,000

                                       $8,000                None                    None                  $8,000
Raymond L. Colotti, Trustee

                        OFFICERS OF THE PORTFOLIO SERIES


         The officers of the Trust listed above hold the same offices with the Portfolio Series

 .




* * *

         Mss. Gibson, Mugler and O'Dette and Messrs. Coolidge, Elder, Lenz and Saldana may also hold similar positions for other investment companies for which SBDS or an affiliate serves as the principal underwriter.

         The Trust Instrument of the Trust provides that it will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         As of September 15, 1995, U.S. Trust held of record substantially all of the outstanding shares in each of the Funds, but did not own such shares beneficially because it did not have discretion to vote or invest such shares.

As of the same date, the officers and Trustees as a group owned less than 1% of the shares of each Fund. Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.


                          INVESTMENT ADVISORY SERVICES

         U.S. Trust Pacific is responsible for the management of the assets of the Bond Market, Equity Market, Small Cap, Balanced, Equity Growth, Value Equity Income and International Equity Portfolios pursuant to an Investment Advisory Agreement with the Portfolio Series on behalf of said Portfolios, subject to the general supervision and guidance of the Board of Trustees of the Portfolio Series. U.S. Trust is responsible for the management of the assets of the Equity, Income, and Total Return Bond Portfolios pursuant to an Investment Advisory Agreement with the Portfolio Series on behalf of said Portfolios, subject to the general supervision and guidance of the Board of Trustees of the Portfolio Series.


         Each Advisory Agreement will continue in effect with respect to each Portfolio as long as such continuance is specifically approved at least annually by the Portfolio Series Board of Trustees or by a majority vote of the investors in the applicable Portfolio (with the vote of each being in proportion to the respective values of their investments), and, in either case, by a majority of the Portfolio Series' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each Advisory Agreement was approved by the Portfolio Series' Board of Trustees on June 30, 1994 or (in the case of the Equity, Income, Total Return Bond, and International Equity Portfolios) on September 13, 1994. Each investment adviser has agreed to waive all investment advisory fees. While no Portfolio pays any fee to its investment adviser, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for investment and other cash management services.


         Each Advisory Agreement provides that the investment adviser may render services to others, and each Agreement is terminable with respect to one or more Portfolios by the Portfolio Series without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Portfolio's corresponding Fund and of the other investors in the Portfolio (with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Portfolio Series' Board of Trustees, or by the respective investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus contains a description of the fees payable to the investment advisers under the Advisory Agreements. Each investment adviser, if required by applicable state law, shall reimburse a Fund or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the corresponding Portfolio. Such reimbursement, if required, will be equal to the combined aggregate annual expenses of the appropriate Fund and its corresponding Portfolio which exceed that expense limitation with the lowest threshold prescribed by any state in which such Fund is qualified for offer or sale. Management of each of the Trust and the Portfolio Series has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1 1/2% of net assets in excess of that amount.

         With respect to the Bond Market, Equity Market, Small Cap, Balanced, Equity Growth, Value Equity Income and International Equity Portfolios, U.S. Trust Pacific has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadviser listed below opposite the name of the Fund corresponding to that Portfolio. For their services under the Subadvisory Agreements, the subadvisers receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified in the table below of the corresponding Portfolio's average daily net assets.

                                                     Portfolio                  Compensation Rate
FUND NAME                                            SUBADVISER                 FOR
SUBADVISER (%)

                                                        50




Equity Index Fund                                    U.S. Trust                 0.25%
Bond Index Fund                                      U.S. Trust                 0.25%
Small Capitalization Fund                            U.S. Trust                 0.65%
Balanced Fund                                        Becker                     0.425%
Equity Growth Fund                                   Luther King                0.40%
Value Equity Income Fund                             Spare Kaplan               0.40%
International Equity Fund                            Harding Loevner            0.45%

         It is the responsibility of the subadvisers to make the day-to-day investment decisions for their corresponding Portfolio or Portfolios, and to place the purchase and sales orders for securities transactions of such Portfolios, subject in all cases to the general supervision of U.S. Trust Pacific. Each subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Portfolio's investments and effecting securities transactions for the Portfolio.

                                SERVICING AGENT

         Signature Financial Services, Inc. ("SFSI") serves as servicing agent and fund accounting agent to the Trust and the Portfolio Series pursuant to agreements between SFSI and each of the Trust and the Portfolio Series (the "Servicing Agent Agreements"). For its services under the Servicing Agent Agreement with the Portfolio Series, SFSI receives a servicing agent fee which is computed daily and may be paid monthly at the following annual rates of the average daily net assets of the Portfolios: 0.05% of the first $2 billion in assets; 0.08% of the next $500 million; 0.07% of the next $500 million; 0.06% of the next $1 billion; and 0.05% thereafter. The Prospectus contains a description of the fund accounting fees payable to SFSI under the Servicing Agent Agreements. SFSI is a wholly-owned subsidiary of Signature Financial Group, Inc.

         Pursuant to the Servicing Agent Agreements, SFSI may render fund accounting and other services to others. The Agreements terminate automatically if assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or the Portfolio Series, or by either party on not more than 60 days' nor less than 30 days' written notice. The Servicing and Fund Accounting Agreements also provide that neither SFSI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the Portfolio Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties, or by reason of reckless disregard of its or their obligations and duties under said agreement.

             For the period ended May 31, 1995, fund accounting fees for each Fund amounted to the following. Equity Fund: $4,493; Income Fund: $4,526; Total Return Bond Fund: $4,395; Equity Index Fund: $10,677; Bond Index Fund: $10,667; Small Capitalization Fund: $10,677; Balanced Fund: $10,677; Equity Growth Fund:
$10,677;

    Value Equity Income Fund: $10,677; International Equity Fund: $4,263.

         For the period ended May 31, 1995, servicing agent fees for each Portfolio amounted to the following. Equity Portfolio: $20,368; Income
Portfolio: $23,776; Total Return Bond Portfolio: $21,403; Equity Market
Portfolio: $54,614; Bond Market Portfolio: $54,279; Small Cap Portfolio:
$50,206; Balanced Portfolio: $72,155; Equity Growth Portfolio: $66,174; Value Equity Income Portfolio: $52,265; International Equity Portfolio: $18,964.

                          TRANSFER AGENT AND CUSTODIAN

         U.S. Trust serves as custodian of the Funds' and the Portfolios' assets pursuant to separate Custody Agreements between U.S. Trust and the Trust or the Portfolio Series.

         Under such agreements and acting as the Funds' and the Portfolios' custodian, U.S. Trust has agreed to (i) maintain a separate account or accounts for each of the Funds and the Portfolios; (ii) make receipts and disbursements of money on behalf of the Funds and the Portfolios; (iii) collect and receive income and other payments and distributions on account of the Portfolios' securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Funds' operations, and to the Portfolio Series concerning the Portfolios' operations. For the services provided by U.S. Trust under the Custody Agreements, the Trust and the Portfolio Series have agreed to pay U.S. Trust a fee as agreed upon from time to time.

         U.S. Trust may, at its own expense, open and maintain custody accounts with respect to the Funds or the Portfolios with other banks or trust companies, provided that U.S. Trust shall remain liable under the applicable Custody Agreement for the performance of all of its duties under such agreement, notwithstanding any such delegation. Pursuant to its delegation authority under the Custody Agreements, U.S. Trust has entered into sub-custody arrangements with Investors Bank & Trust Company ("IBT") with respect to the Trust and the Portfolio Series. For the services provided thereunder by IBT, U.S. Trust has agreed to pay IBT a fee as agreed upon from time to time. IBT receives no fee directly from the Trust or the Portfolio Series for any of its sub-custody services.


         Chase Global Fund Services ("CGFS") serves as transfer agent for the Funds pursuant to a Transfer Agency Agreement. Under this agreement, CGFS will perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFS is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFS. In addition, CGFS is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

         CGFS may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFS shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation.


                                SERVICING PLANS

         The Trust and the Portfolio Series have each adopted separate Servicing Plans (each, a "Plan") which provide that the Trust or the Portfolio Series may obtain the services of a servicing and fund accounting agent, a transfer agent, a custodian, and (in the case of the Trust) one or more shareholder servicing organizations, and may enter into agreements providing for the payment of fees for such services. Each Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's or the Portfolio Series' Trustees, as appropriate, and a majority of the Trustees who are not "interested persons" of the Trust or of the Portfolio Series, as appropriate, and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such Plan (the "Qualified Trustees"). Each Plan requires that the Trust or Portfolio Series shall provide to the appropriate Board of Trustees, and said Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Plan. Each Plan may be terminated at any time (i) by a vote of a majority of the Qualified Trustees or (ii) by a majority vote of the shareholders of the Trust or the holders of beneficial interests of the Portfolio Series, as appropriate. Each Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the shareholders of the Trust or the holders of beneficial interests of the Portfolio Series, as appropriate, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees of the Trust or the Portfolio Series, as appropriate.

                      INDEPENDENT ACCOUNTANTS OR AUDITORS



         Price Waterhouse LLP are the independent accountants for St. James Portfolios.

Ernst & Young LLP are the independent auditors for Excelsior Institutional Trust. Each provides audit services and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                                    TAXATION

                             TAXATION OF THE FUNDS

         Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

         Under interpretations of the Internal Revenue Service, (1) each Portfolio will be treated for federal income tax purposes as a partnership and
(2) for purposes of determining whether each Fund satisfies the income and diversification requirements to maintain its status as a RIC, each Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income or loss attributable to that share. Each Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Any Fund distribution (or, in the case of the Bond Index Fund, any distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         Any investment by the Portfolios in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         While certain of the Portfolios might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

         Any Portfolio's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund.
 Investment by a Portfolio in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Portfolio may elect (if such election is available) to mark to market any investments in "passive investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold.

         Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. No Fund (other than the International Equity Fund, as discussed below) expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of tax or an exemption from tax on such income; the Portfolios intend to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the corresponding Portfolio's assets invested within various countries is not known.

                           TAXATION OF THE PORTFOLIOS

         The Trust anticipates that the Portfolios will be treated as partnerships for federal income tax purposes. As such, the Portfolios are not subject to federal income taxation. Instead, a Fund must take into account, in computing its federal income tax liability, its share of its corresponding Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from that Portfolio.

                           TAXATION OF DISTRIBUTIONS

         Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a Fund dividend will be treated as paid on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

         If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the corresponding Portfolio as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund's corresponding Portfolio.

         Withdrawals by a Fund from its corresponding Portfolio generally will not result in that Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its corresponding Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in its corresponding Portfolio and includes a disproportionate share of any unrealized receivables held by that Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in its corresponding Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in its corresponding Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the Fund's share of losses from that Portfolio and the amount of any cash distributions and the basis of any property distributed from that Portfolio.

                                 OTHER TAXATION

         The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

         The Portfolios are organized as series of a New York trust, the Portfolio Series. The Portfolios are not subject to any income or franchise tax in the State of New York or the State of Delaware.

         Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     DESCRIPTION OF THE TRUST; FUND SHARES

         The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has ten active and two inactive series, although additional series may be established from time to time. Each share of each series represents an equal proportionate interest in that series with each other share in that series.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

         The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

         Shares of a Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

         The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.

                              FINANCIAL STATEMENTS


The Funds' current reports to shareholders as filed with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder are hereby incorporated herein by reference. A copy of each such report will be provided without charge to each person receiving this Statement of Additional Information.

                                    APPENDIX

                        Description of Security Ratings

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS


AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.



Plus(+) or Minus(-) -- The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


COMMERCIAL PAPER, INCLUDING TAX EXEMPT


A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

CORPORATE AND MUNICIPAL BONDS


Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Note: Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

COMMERCIAL PAPER


Prime-1 -- Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well established industries.


- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


FITCH INVESTORS SERVICE

CORPORATE BOND RATINGS


AAA -- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate.

The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.


AA -- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien - in many cases directly following an AAA security - or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

A -- Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus(+) or Minus(-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.


COMMERCIAL PAPER RATINGS


F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

CORPORATE BOND RATINGS


AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.



AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


COMMERCIAL PAPER RATINGS


Duff 1+ -- Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.

Risk factors are very small.


Duff 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 -- Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

SERVICING AGENT
SIGNATURE FINANCIAL SERVICES, INC.
6 St. James Avenue
Boston, MA  02116
(617) 423-0800
                                             EXCELSIOR INSTITUTIONAL TRUST
INVESTMENT MANAGERS
UNITED STATES TRUST COMPANY OF NEW YORK      EXCELSIOR INSTITUTIONAL
                                              EQUITY FUND
 114 West 47th Street                        EXCELSIOR INSTITUTIONAL INCOME
                                              FUND
 New York, NY  10036                         EXCELSIOR INSTITUTIONAL TOTAL
                                              RETURN BOND FUND
                                             EXCELSIOR INSTITUTIONAL EQUITY
                                              INDEX FUND
UNITED STATES TRUST COMPANY OF               EXCELSIOR INSTITUTIONAL BOND
                                              INDEX FUND
 THE PACIFIC NORTHWEST                       EXCELSIOR INSTITUTIONAL SMALL
                                              CAPITALIZATION FUND
 4380 Southwest Macadam Avenue, Suite 450    EXCELSIOR INSTITUTIONAL
                                              BALANCED FUND
 Portland, OR  97201                         EXCELSIOR INSTITUTIONAL EQUITY
                                              GROWTH FUND
                                             EXCELSIOR INSTITUTIONAL VALUE
                                              EQUITY INCOME FUND

SPARE, KAPLAN , BISCHEL & ASSOCIATES         EXCELSIOR INSTITUTIONAL

                                              INTERNATIONAL EQUITY FUND
44 Montgomery Street
San Francisco, CA  94104

BECKER CAPITAL MANAGEMENT, INC.
2185 Pacwest Center
Portland, OR  97204

LUTHER KING CAPITAL MANAGEMENT
301 Commerce Street, Suite 1600
Fort Worth, TX  76102

HARDING, LOEVNER MANAGEMENT, L.P.
50 Division Street, Suite 401
Somerville, NJ  08876


TRANSFER AGENT                              STATEMENT OF ADDITIONAL INFORMATION
CHASE GLOBAL FUND SERVICES                           OCTOBER 2, 1995

73 Tremont Street
Boston, MA  02108

INDEPENDENT ACCOUNTANTS/AUDITORS
TO ST. JAMES PORTFOLIOS:

PRICE WATERHOUSE LLP
160 Federal Street
Boston, MA  02110

TO THE FUNDS:

ERNST & YOUNG LLP
200 Clarendon Street
Boston, MA  02116

DISTRIBUTOR

 EDGEWOOD SERVICES, INC.
 Federated Investors Tower
 Pittsburgh, PA  15222
UST207

PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:

The Financial Statements included in Part A are as follows:



Financial Highlights: Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund.

The Financial Statements included in Part B are as follows:

(b) Exhibits:
Excelsior Institutional Trust
  Statement of Assets and Liabilities, May 31, 1995
  Statements of Operations, Commencement of Operations through May 31, 1995 Statements of Changes in Net Assets, Commencement of Operations through
   May 31, 1995
  Financial Highlights
  Notes to Financial Statements, May 31, 1995
  Report of Price Waterhouse LLP

St. James Portfolios
  Schedule of Investments, May 31, 1995
  Statement of Assets and Liabilities, May 31, 1995
  Statements of Operations, Commencement of Operations through May 31, 1995 Statements of Changes in Net Assets, Commencement of Operations through
   May 31, 1995
  Supplementary Data
  Notes to Financial Statements, May 31, 1995
  Report of Price Waterhouse LLP



1. Trust Instrument of the Registrant.5

1(a). Amended and Restated Schedule A to Trust Instrument of the Registrant.5

2. By-Laws of the Registrant.5



6. Distribution Agreement between the Registrant and Edgewood Services, Inc.6



8. Custodian Agreement between the Registrant and United States Trust Company of New York ("U.S. Trust"), as custodian.4

8(a). Sub-Custodian Agreement between the Registrant, U.S. Trust, and Investors Bank & Trust Company.4

9(a). Servicing Plan of the Registrant.4

9(b). Servicing and Fund Accounting Agreement between the Registrant and Signature Financial Services, Inc.2

9 (c). Form of Shareholder Servicing Agreement between the Registrant and certain financial institutions.2

9 (d). Form of Transfer Agency Agreement between the Registrant and Mutual Funds Service Company.2

10. Opinion of Counsel.2


11. Consents of Independent Accountants.6


13. Investor Representation Letter of Initial Shareholder.2

16. Schedule for Computation of Performance Quotations.2

17. Financial Data Schedules.6

18. Powers of Attorney for Trustees and officers.2
------------------

1 Incorporated herein by reference from the Registrant's Registration Statement on Form N-1A (File Nos. 33-78264 and 811-8490) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "SEC") on April 28, 1994.

2 Incorporated herein by reference from Pre-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on June 22, 1994.

3 Incorporated herein by reference from Post-Effective Amendment No. 1 to the Registration Statement, as filed with the SEC on July 13, 1994.


4 Incorporated herein by reference from Post-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on September 28, 1994.

5 Incorporated herein by reference from Post-Effective Amendment No. 3 to the Registration Statement, as filed with the SEC on June 13, 1995.

6 Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


Shares of Beneficial Interest (par value $.00001).

Title of Class: Number of Record Holders As of September 25, 1995.

Excelsior Institutional Equity Fund: 3
Excelsior Institutional Income Fund: 2
Excelsior Institutional Total Return Bond Fund: 3
Excelsior Institutional Equity Index Fund: 2
Excelsior Institutional Bond Index Fund: 2
Excelsior Institutional Small Capitalization Fund: 2
Excelsior Institutional Balanced Fund: 2
Excelsior Institutional Equity Growth Fund: 2
Excelsior Institutional Value Equity Income Fund: 2
Excelsior Institutional International Equity Fund: 2
Excelsior Institutional Income and Growth Fund: --
Excelsior Institutional Socially Responsible Equity Fund: --


ITEM 27. INDEMNIFICATION.

         Reference is hereby made to Article IX of the Registrant's Trust Instrument, filed as an exhibit to this Registration Statement.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Not Applicable.

ITEM 29. PRINCIPAL UNDERWRITERS.

         (a) Edgewood Services, Inc. is the distributor for the shares of the Registrant. Edgewood Services, Inc. also serves as the principal underwriter for UST Master Funds, Inc., UST Master Tax-Exempt Funds, Inc. and Excelsior Funds.

         (b) The following are the directors and officers of Edgewood Services, Inc. The principal business address of these individuals is Federated Investors Tower, Pittsburgh, PA 15222-3779. Their respective position and offices with the Registrant, if any, are also indicated.

NAME:  POSITION.

James J. Dolan: Trustee and President.
Douglas L. Hein: Trustee.
R. Jeffrey Niss: Trustee and Senior Vice-President.
Frank E. Polefrone: Trustee.
Newton Heston III: Vice-President.
Ernest L. Linane: Assistant Vice-President.
S. Elliot Cohan: Secretary.
Charles H. Field: Assistant Secretary.
Jeannete Fisher-Garber: Assisant Secretary.
Kenneth W. Pegher, Jr.: Treasurer.

         (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

SIGNATURE FINANCIAL SERVICES, INC. (servicing and fund accounting agent): 89 South Street, Boston, MA 02111.

CHASE GLOBAL FUND SERVICES (transfer agent): 73 Tremont Street, Boston, MA 02108-3913.

CHASE GLOBAL FUND SERVICES (custodian): 770 Broadway, New York, NY 10003-9598.

INVESTORS BANK & TRUST COMPANY (subcustodian): 79 Milk Street, Boston, MA
02205.

EDGEWOOD SERVICES, INC. (distributor): Federated Investors Tower, Pittsburgh, PA 15222-3779.

ITEM 31. MANAGEMENT SERVICES.

         Not Applicable.

ITEM 32. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to its Registration Statement on Form N-1A ("Registration Statement") pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston and Commonwealth of Massachusetts on the 29th day of September, 1995.


EXCELSIOR INSTITUTIONAL TRUST

By /s/ PHILIP W. COOLIDGE
   -----------------------------
   Philip W. Coolidge
   President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 29, 1995.


/s/ PHILIP W. COOLIDGE
---------------------------------
Philip W. Coolidge
President

/s/ JOHN R. ELDER
---------------------------------
John R. Elder
Treasurer and Chief Financial and Accounting Officer

RODMAN L. DRAKE*
---------------------------------
Rodman L. Drake
Trustee

JONATHAN PIEL*
---------------------------------
Jonathan Piel
Trustee

W. WALLACE MCDOWELL*
---------------------------------
Trustee
W. Wallace McDowell


*By /s/ PHILIP W. COOLIDGE
    ----------------------------
         Philip W. Coolidge
         As attorney-in-fact pursuant to a power of attorney previously filed

SIGNATURES


         St. James Portfolios (the "Portfolio") has duly caused the Registration Statement on Form N-1A ("Registration Statement") of Excelsior Institutional Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 29th day of September, 1995.


ST. JAMES PORTFOLIOS

By /s/ PHILIP W. COOLIDGE
   -----------------------------
   Philip W. Coolidge
   President of the Portfolio


         Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on September 29, 1995.

/s/ PHILIP W. COOLIDGE
---------------------------------
Philip W. Coolidge
President of the Portfolio

/s/ JOHN R. ELDER
---------------------------------
John R. Elder
Treasurer and Chief Financial and Accounting Officer of the Portfolio

DAVID H. CARTER*
---------------------------------
David H. Carter
Trustee of the Portfolio

RAYMOND L. COLOTTI*
---------------------------------
Raymond L. Colotti
Trustee of the Portfolio

STEPHEN D. BARRETT*
---------------------------------
Stephen D. Barrett
Trustee of the Portfolio

WILLIAM B. BLUDIN*
---------------------------------
William B. Bludin
Trustee of the Portfolio

*By /s/ PHILIP W. COOLIDGE
    ----------------------------
         Philip W. Coolidge
         As attorney-in-fact pursuant to a power of attorney previously filed

INDEX TO EXHIBITS


Exhibit  Description of Exhibit
No.

6.       Distribution Agreement between the Registrant and Edgewood Services,
         Inc.



11.      Consents of Independent Accountants.

17.      Financial Data Schedules.